UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Glori Energy Inc.

(Name of Registrant as Specified in its Charter)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION,
DATED OCTOBER 2, 2014

October [●], 2014

Dear Fellow Stockholder:

I am pleased to invite you to attend a Special Meeting of Stockholders of Glori Energy Inc. We will hold the meeting at 9:00 a.m. on December 5, 2014 at the Courtyard Marriott located at 11200 Broadway St., Suite 2000, Pearland, Texas 77584.

Following this letter you will find the formal Notice of Meeting and a proxy statement which describes the action to be taken at the meeting. We have enclosed a proxy card so that you may grant your proxy to be voted as you indicate. We encourage you to read these materials.

Your vote is important. Please complete and mail your proxy card promptly, whether or not you plan to attend the special meeting. If you attend the meeting you may vote in person even if you have mailed a signed and dated proxy. We encourage you to vote your shares according to the instructions on the enclosed proxy card. If you decide to attend the meeting and vote in person, you may withdraw your proxy at that time. Proxies may also be submitted electronically through Internet voting or telephonically. Instructions for telephonic or electronic voting can be found on the proxy card that you receive.

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail, or facsimile. The cost of any solicitation of proxies will be borne by us.

The Board of Directors recommends that you vote (i) FOR the approval of adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan, (ii) FOR the approval of the material terms of the performance criteria awards under the Glori Energy Inc. 2014 Long Term Incentive Plan, and (iii) FOR approval of an adjournment of the special meeting of stockholders, if necessary or appropriate in the discretion of the chairman of the special meeting, to solicit additional proxies if there are not sufficient votes to approve adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan or the material terms of the performance criteria awards under the Glori Energy Inc. 2014 Long Term Incentive Plan.

Thank you for your cooperation.

Very truly yours,

/s/ John Clarke
John Clarke
Chairman of the Board

Glori Energy Inc.

4315 South Drive

Houston, Texas 77053

October [●], 2014

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD December 5, 2014

A Special Meeting of the Stockholders of Glori Energy Inc. will be held at 9:00 a.m. (Houston time) on December 5, 2014, at the Courtyard Marriott located at 11200 Broadway St., Suite 2000, Pearland, Texas 77584, for the following purposes:

(1) to vote on the approval of adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan;

(2) to vote on the approval of the material terms of the performance criteria awards under the Glori Energy Inc. 2014 Long Term Incentive Plan; and

(3) to vote on the approval of an adjournment of the special meeting of stockholders, if necessary or appropriate in the discretion of the chairman of the special meeting, to solicit additional proxies if there are not sufficient votes to approve adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan or the material terms of the performance criteria awards under the Glori Energy Inc. 2014 Long Term Incentive Plan.

The holders of record of Glori Energy Inc. common stock at the close of business on October 21, 2014 will be entitled to vote at the meeting.

By order of the Board of Directors,

/s/ Stuart M. Page
Stuart M. Page
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please sign, date and mail the enclosed proxy card promptly. If you attend the meeting you may vote in person even if you have mailed a signed and dated proxy. Proxies may also be submitted electronically through Internet voting or telephonically. Instructions for telephonic or electronic voting can be found on your proxy card and in the proxy statement.

Glori Energy Inc.

PROXY STATEMENT

October [●], 2014

The Board of Directors of Glori Energy Inc. (the “Company,” “we” or “our”) is soliciting proxies from its stockholders on behalf of the Company for the special meeting of stockholders to be held at 9:00 a.m. on December 5, 2014, at the Courtyard Marriott located at 11200 Broadway St., Suite 2000, Pearland, Texas 77584, and for any adjournment thereof.

You are entitled to vote at the meeting if you were a holder of record of the Company’s common stock at the close of business on October 21, 2014. On October [●], 2014, stockholders entitled to vote at the meeting will be able to access an electronic version of this proxy statement at http://www.cstproxy.com/glorienergy/sm2014. On or about October [●], 2014, the Company will mail hard copies of these proxy materials to stockholders.

On October 21, 2014, there were [31,494,216] shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding. Each share of Common Stock entitles the holder to one vote on each matter considered at the meeting.

Your proxy card will appoint Stuart M. Page and Victor M. Perez as proxy holders, or your representatives, to vote your shares as you indicate. If you sign, date and return your proxy card without specifying voting instructions, the proxy holders will vote your shares (i) FOR approval of adoption of the Company’s Glori Energy Inc. 2014 Long Term Incentive Plan (the “2014 LTIP”) (“Proposal 1”); (ii) FOR approval of the material terms of the performance criteria awards under the 2014 LTIP (“Proposal 2”), and (iii) FOR approval of an adjournment of the special meeting of stockholders, if necessary or appropriate in the discretion of the chairman of the special meeting, to solicit additional proxies if there are not sufficient votes to approve adoption of the 2014 LTIP or the material terms of the performance criteria awards under the 2014 LTIP (the “Adjournment Proposal” or “Proposal 3”).

Signing, dating and returning your proxy card, attached to this proxy statement as Appendix B, does not preclude you from attending the meeting and voting in person by ballot. If you submit more than one proxy, the latest-date proxy will automatically revoke your previous proxy. You may revoke your proxy at any time before it is voted by sending written notice, to be delivered before the meeting, to: Corporate Secretary, Glori Energy Inc. at 4315 South Drive, Houston, Texas 77053. The enclosed form of proxy provides a means for you to vote for or against the proposals listed in this proxy statement or to abstain from voting on these proposals.

No matters other than those described in this proxy statement are to be considered at the meeting. Representatives of Continental Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock, will act as the inspectors of election at the meeting.

No business can be conducted at the meeting unless a majority of all outstanding shares entitled to vote is either present at the meeting in person or represented by proxy. Abstentions are counted as shares present for determining a quorum. Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. If you do not give instructions to your bank, brokerage firm or other agent, the bank, brokerage firm or other agent will nevertheless be entitled to vote your shares of Common Stock in its discretion on “routine matters” and may give or authorize the giving of a proxy to vote the shares of Common Stock in its discretion on such matters. However, none of the proposals at this meeting are routine matters. Accordingly, broker non-votes will not be counted as shares present by person or proxy to determine whether a quorum is present and will not be counted to determine the total number of votes cast. Broker non-votes could prevent a quorum from being reached.

Proposals 1 and 2 to be considered at the special meeting will be passed if the proposal receives the affirmative vote of a simple majority of the votes cast on that proposal at the special meeting. For Proposals 1 and 2, abstentions are not counted as votes cast and will not have any effect on the outcome of the vote. Proposal 3 to be considered at the special meeting will be passed if the proposal receives the affirmative vote of a simple majority of the shares present in person or by proxy and entitled to vote at the special meeting. For Proposal 3, abstentions are counted as shares present and entitled to vote. However, abstentions are not an affirmative vote, so they will have the effect of a vote against Proposal 3. There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this proxy statement.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders To Be Held on December 5, 2014

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”) related to the Internet availability of proxy materials, the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the Notice of Special Meeting of Stockholders to be held December 5, 2014 and the Proxy Statement for the Special Meeting to be held on December 5, 2014 at http://www.cstproxy.com/glorienergy/sm2014, which does not have “cookies” that identify visitors to the site. This site will also have directions to attend the meeting and vote in person.

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Proposal 1: Approval of Adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan

Our Board of Directors (the “Board”) is submitting for stockholder approval the adoption of the 2014 LTIP that, among other things, would provide for the issuance under the 2014 LTIP of up to 2,000,000 shares of our Common Stock. The adoption of the 2014 LTIP is contingent upon stockholder approval of the 2014 LTIP that was adopted by our Board on August 13, 2014.

Summary of the 2014 LTIP

A copy of the 2014 LTIP is attached hereto as Appendix A.

The 2014 LTIP is a broad-based incentive plan that provides for the granting of awards to our employees, our non-employee directors, and consultants in the future.

The 2014 LTIP contains key features, including:

•	2,000,000 shares of our Common Stock reserved for issuance under the 2014 LTIP;

•	for any type of award granted under the 2014 LTIP, shares will be counted against the plan share limit as one share for every one share issued under the award; and

•	provisions relating to recoupment of compensation awarded to executives in the event we are required to prepare certain accounting restatements and pursuant to any of our policies established (now or in the future) in compliance with SEC rules regarding Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The 2014 LTIP is intended to enable us to provide a means to continue to attract able directors, employees, and consultants and to encourage successful administration and management by those individuals whose present and potential contributions are of importance through our Common Stock ownership, thereby strengthening their concern for our welfare. A further purpose of the 2014 LTIP is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth and thereby maximize stockholder value. Accordingly, the 2014 LTIP provides for the following types of grants (collectively referred to as “Awards”):

•	discretionary grants to our (or our affiliates, as defined in the 2014 LTIP) employees, consultants and directors of (a) stock options that do not constitute Incentive Stock Options (“Nonqualified Stock Options”), (b) stock appreciation rights (“Stock Appreciation Rights” or “SARs”), (c) shares of our Common Stock that are subject to restrictions on disposition and forfeiture to us under certain circumstances (“Restricted Stock Awards”), (d) restricted stock unit awards payable in cash or in shares of our Common Stock (“RSU Awards”), (e) shares of our Common Stock that may be earned based on the achievement of specified performance goals (“Performance Share Awards”), or (f) performance unit awards payable in cash or in shares of our Common Stock, or a combination thereof, that may be earned based upon the achievement of specified performance goals (“Performance Unit Awards”); and

•	discretionary grants to our employees or the employees of our subsidiaries of stock options that constitute incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (“Code”) (“Incentive Stock Options”).

No awards will be made under the 2014 LTIP unless and until the stockholders approve of the 2014 LTIP.

Reasons the Board Recommends Voting For Approval of the Adoption of the 2014 LTIP

The Board believes that encouraging our employees, consultants and directors to own shares of our Common Stock fosters broad alignment between the interests of our employees, consultants and directors and the interests of our stockholders. The Board also believes that the 2014 LTIP will help us to attract, motivate and retain talented, qualified employees, consultants and directors.

Potential Impacts of Approval of the 2014 LTIP by the Stockholders

While adopting the 2014 LTIP would dilute the interests of stockholders as the number of shares outstanding would increase as a result of the issuance of shares of our Common Stock under the 2014 LTIP, the Board believes that adopting the 2014 LTIP is in the best interest of the stockholders as the Board believes that granting equity-based compensation will incentivize our and our affiliates’ employees, consultants, and directors to work to achieve stock price appreciation and will better enable us to attract and retain talented, qualified employees and consultants.

Summary of Terms of the 2014 LTIP

Below is a summary of the terms of the 2014 LTIP that is qualified in its entirety by reference to the full text of the 2014 LTIP. A copy of the 2014 LTIP is attached hereto as Appendix A.

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Administration

The 2014 LTIP is administered by a committee (the “Committee”). In the case of Awards to our non-employee directors, the Board is the Committee. In the case of a Performance-Based Award granted to a “covered employee” within the meaning of Section 162(m) of the Code (a “Section 162(m) Covered Employee”) that is intended to qualify as performance based compensation under Section 162(m) of the Code (“Section 162(m)”), the Compensation Committee of the Board is the Committee. Further, in the case of all other Awards granted under the 2014 LTIP (other than awards granted by our Chief Executive Officer and awards to our non-employee directors), the Compensation Committee of the Board is the Committee. On an annual basis the Compensation Committee of our Board may delegate to our Chief Executive Officer the ability to grant Awards, other than performance stock and performance unit awards, under the 2014 LTIP to eligible employees (or consultants) who are neither (1) officers or directors of us or any of our affiliates nor (2) subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). We intend that the members of the Compensation Committee of the Board will each qualify as (1) “non-employee directors” as defined in Rule 16b-3 of the Exchange Act and (2) “outside directors” as defined in Section 162(m).

The Committee has full authority, subject to the terms of the 2014 LTIP, to establish rules and regulations for the proper administration of the 2014 LTIP, to select the employees, consultants and directors to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Committee in its discretion shall deem relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2014 LTIP or in any agreement relating to an award in the manner and to the extent it shall deem expedient.

Number of Shares Subject to the 2014 LTIP and Award Limits

If the stockholders approve of the adoption of the 2014 LTIP, the aggregate maximum number of shares of our Common Stock that may be issued under the 2014 LTIP will be 2,000,000 shares (collectively, the “Plan Share Limit”). Any shares of our Common Stock that are issued subject to an award granted under the 2014 LTIP shall be counted against the Plan Share Limit as one share for every one share issued pursuant to the Award.

The following rules will apply for purposes of the Plan Share Limit:

No Liberal Share Counting for Cashless Exercises of Options and SARs and Tax Withholding for Options and SARs. To the extent that shares of our Common Stock subject to an Option or a SAR granted under the 2014 LTIP are used to pay (1) the Option Price under an Option (the “Option Price”) or the exercise price under a SAR, under a net-settlement cashless exercise of all or a portion of the Option or the SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will be treated as having been issued under the 2014 LTIP for purposes of the Plan Share Limit. To the extent that shares not subject to an Option or a SAR granted under the 2014 LTIP are tendered by the holder to pay (1) the Option Price under the Option or the exercise price under the SAR under a cashless exercise of all or a portion of an Option or a SAR, or (2) the tax withholding obligation arising with respect to the Option or the SAR, those shares will not be added to, and will not otherwise increase, the Plan Share Limit.

Gross Amount of Shares Subject to SARs Settled in Shares Counted Against the Plan Share Limit. The gross (rather than the net) number of shares of our Common Stock that are subject to SARs granted under the 2014 LTIP that are settled in Shares will be treated as issued under the 2014 LTIP for purposes of the Plan Share Limit.

Forfeitures, Expirations, Settlements in Cash and Exchanges for Awards That Do Not Involve Shares. To the extent that shares of our Common Stock that are the subject of Awards under the 2014 LTIP are (1) forfeited or terminated, (2) expire unexercised, (3) are settled in cash in lieu of shares, or (4) are exchanged for Awards that do not involve shares, such shares will not be treated as having been issued under the 2014 LTIP but rather will again immediately become available to be issued pursuant to Awards granted under the 2014 LTIP. Any shares that so become available for Awards under the 2014 LTIP will be added as one share for every one share subject to an Award granted under the 2014 LTIP.

Shares Used to Satisfy Tax Withholding Obligations for Awards Other Than Options and SARs. To the extent that shares of our Common Stock subject to an Award granted under the 2014 LTIP other than an Option or a SAR are used to pay the tax withholding obligation arising with respect to the Award, those shares will be treated as having been issued under the 2014 LTIP for purposes of the Plan Share Limit. To the extent that mature shares (shares of our Common Stock that have been held and vested by a holder for at least six months) are used by a holder to pay the tax withholding obligation arising with respect to an Award granted under the 2014 LTIP other than an Option or a SAR, those tendered mature shares will not be added to the Plan Share Limit.

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Award Limitations.

The following rules (“Award Limitations”) will apply to grants of Awards under the 2014 LTIP and if an Award is cancelled, the cancelled Award will continue to be counted toward the applicable limitation below:

Options. The maximum aggregate number of shares of our Common Stock that may be subject to Options granted in any one calendar year to any one employee is 1,000,000.

Incentive Stock Options. The maximum aggregate number of shares of our Common Stock that may be subject to Incentive Stock Options granted under the 2014 LTIP is 1,000,000.

SARs. The maximum aggregate number of shares of our Common Stock that may be subject to a Stock Appreciation Rights granted under the 2014 LTIP in any one calendar year to any one employee is 1,000,000.

Performance-Based Awards. The maximum aggregate number of shares of our Common Stock subject to Performance Share Awards granted in any one calendar year to any one employee, singly or in combination, is 1,000,000, determined as of the date of grant. The maximum aggregate value, determined as of the date of grant, of any Performance Unit Awards granted to any one employee, singly or in combination, in any one of our fiscal years is $5,000,000.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of our Common Stock or other capital readjustment, the payment of a stock dividend on our Common Stock, or other increase or reduction in the number of shares of our Common Stock outstanding without receipt of consideration by us.

Eligibility

All of our employees and directors, and certain consultants, are eligible to participate in the 2014 LTIP. The selection of those employees and directors, from among those eligible, who will receive Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Share Awards, Stock Appreciation Rights, Performance Unit Awards, or RSU Awards or any combination thereof is within the discretion of the Committee, or the Board if it is acting as the Compensation Committee under the 2014 LTIP. However, Incentive Stock Options may be granted only to our key employees and key employees of a parent corporation or our subsidiary corporations. We currently have 9 non-employee directors, 6 executive officers and approximately 36 other employees who would be eligible to participate in the 2014 LTIP.

Term of 2014 LTIP

The 2014 LTIP will continue indefinitely until it is terminated pursuant to its terms. However, no further Incentive Stock Options may be granted under the 2014 LTIP ten years after the date the 2014 LTIP is approved by our stockholders, December 5, 2024. The Board in its discretion may terminate the 2014 LTIP at any time with respect to any shares of our Common Stock for which awards have not yet been granted.

Stock Options

a. Term of Option. The term of each Option will be as specified by the Committee at the date of grant but will not be exercisable more than ten years after the date of grant. The effect of the termination of a participant’s employment, or membership on the Board will be specified in the option agreement that evidences each Option grant.

b. Option Price. The Option Price will be determined by the Committee and may not be less than the fair market value of a share of our Common Stock on the date that the Option is granted.

c. Repricing Restrictions. Except for adjustments for certain changes in our Common Stock, an Option granted under the 2014 LTIP will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the Option followed by the grant of a new Award or cash, (2) by directly lowering the exercise price of an Option, or (3) by taking any other action that would be treated as a repricing of an Option under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.

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d. Special Rules for Certain Stockholders. If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock constituting more than 10% of the total combined voting power of all classes our stock or the stock of a subsidiary of ours, then the term of the stock option may not exceed five years, and the Option Price will be at least 110% of the fair market value of the shares on the date that the stock option is granted.

e. Size of Grant. Subject to the limitations described above under the section “Number of Shares Subject to the 2014 LTIP and Award Limits,” the number of shares for which a stock option is granted to an employee or director will be determined by the Committee.

f. Status of Stock Options. The status of each stock option granted to an employee as either an Incentive Stock Option or a Nonqualified Stock Option will be designated by the Committee at the time of grant. Unless a stock option is specifically characterized by the Committee as an Incentive Stock Option it will be a Nonqualified Stock Option. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the stock options with respect to the excess shares will be Nonqualified Stock Options. All stock options granted to non-employee directors will be Nonqualified Stock Options.

g. Payment. The Option Price upon exercise may be paid by a participant in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the stock option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or one of our executive officers), (c) by tendering shares of our Common Stock with a fair market value equal to the Option Price and that have been held by the participant and vested for at least six months, or (d) any other form of payment which is acceptable to the Committee.

h. Stock Option Agreement. All stock options will be evidenced by written agreements containing provisions consistent with the 2014 LTIP and such other provisions as the Committee deems appropriate. The terms and conditions of the respective stock option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding stock option agreement in any manner not inconsistent with the provisions of the 2014 LTIP, including amendments that accelerate the exercisability of the stock option.

Stock Appreciation Rights

a. Term of Stock Appreciation Right. The term of each Stock Appreciation Right will be as specified by the Committee at the date of grant but will not be exercisable more than ten years after the date of grant.

b. Stock Appreciation Rights Agreement. All Stock Appreciation Rights will be evidenced by written agreements containing provisions consistent with the provisions of the 2014 LTIP and such other provisions as the Committee deems appropriate. The terms and conditions of the respective Stock Appreciation Rights agreements need not be identical. The Committee may, with the consent of the participant, amend an outstanding Stock Appreciation Right agreement in any manner that is not inconsistent with the provisions of the 2014 LTIP, including amendments that accelerate the time at which the Stock Appreciation Right may be exercisable. Unless otherwise provided in a Stock Appreciation Rights agreement, upon the exercise of a Stock Appreciation Right, a holder will be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the value of a share of our Common Stock on the date of exercise over the grant price by (ii) the number of shares of our Common Stock with respect to which the Stock Appreciation Right is exercised. The per share grant price for a Stock Appreciation Right will be established the date of grant of the Stock Appreciation Right and will not be less than the fair market value of a share of our Common Stock on the date of grant. At the discretion of the Committee, the payment made to a holder upon the exercise of a Stock Appreciation Right may be in cash, in shares of our Common Stock or in some combination of cash and our Common Stock.

c. Repricing Restrictions. Except for adjustments for certain changes in our Common Stock, a SAR granted under the 2014 LTIP will not be directly or indirectly repriced without stockholder approval (1) through cancellation of the SAR followed by the grant of a new Award or cash, (2) by directly lowering the grant price of a SAR, or (3) by taking any other action that would be treated as a repricing of a SAR under the then in effect rules of the principal U.S. national securities exchange on which our shares of Common Stock are listed.

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Restricted Stock Awards

a. Transfer Restrictions and Forfeiture Obligations. Pursuant to a Restricted Stock Award, shares of our Common Stock will be issued or delivered to the employee or director at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with us or our affiliates for a specified period, or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Upon the issuance of shares of our Common Stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Stock Award have lapsed. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including rules pertaining to the effect of the termination of employment or service as a director of a recipient of a Restricted Stock Award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

b. Dividends Subject to Same Performance Conditions as Apply to Restricted Stock Award. If a holder of a Restricted Stock Award granted under the 2014 LTIP becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Restricted Stock Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the Restricted Stock Award.

c. Accelerated Vesting. The Committee may, in its discretion, fully vest (i.e., cause the lapse of forfeiture restrictions with respect to) any outstanding Restricted Stock Award as of a date determined by the Committee.

d. Other Terms and Conditions. The Committee may establish other terms and conditions for the issuance of Restricted Stock Awards under the 2014 LTIP.

Performance-Based Awards

a. Grant of Performance-Based Awards. The Committee, at any time, may grant Performance-Based Awards under the 2014 LTIP to eligible persons in such amounts and upon such terms as the Committee may determine. A “Performance-Based Award” will be a Performance Share Award or a Performance Unit Award. The amount of, the vesting and the transferability restrictions applicable to any Performance-Based Award will be based upon the attainment of such performance goals as the Committee may determine.

All of our employees and all of our affiliates’ employees are eligible to receive grants of Performance-Based Awards. The maximum aggregate grant with respect to Performance Share Awards made in any one calendar year to any one employee is 1,000,000 shares of our Common Stock, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to Performance Unit Awards to any one employee in any one calendar year may not exceed $5,000,000 in value, determined as of the date of grant.

b. Performance Goals. A performance goal under a Performance-Based Award must be objective so that a third party having knowledge of the relevant facts could determine whether the goal is met.

Performance goals for Performance-Based Awards under the 2014 LTIP will be determined by the Compensation Committee and will be designed to support the Company’s business strategy and align participants’ interests with stockholder interests. Performance goals, the attainment of which may determine the degree of payout or vesting with respect to Performance-Based Awards that are intended to qualify as performance-based compensation exempt from Section 162(m), will be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), earnings or adjusted earnings before or after interest, taxes, depletion, depreciation or amortization, net income (before or after taxes), stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, return on investment, return on sales, operating or profit margins, shareholder value, net cash flow, operating income, earnings before or after interest, taxes, depreciation, depletion and amortization, cash flow, cash flow from operations, cost reductions or cost savings, cost ratios (per employee or per customer), expense control, sales, proceeds from dispositions, project completion time, budget goals, net cash flow before financing activities, customer growth, total capitalization, debt to total capitalization ratio, credit quality or debt ratings, dividend payout, dividend growth, reserve additions or revisions, production volumes or safety results.

Achievement of the goals may be measured:

•	individually, alternatively, or in any combination;

•	with respect to the Company, one or more business units, or any combination of the foregoing;

•	on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

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•	including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.

The Compensation Committee may, in its discretion, increase the amount payable under a Performance-Based Award to a participant who is not a Section 162(m) Covered Employee. The Compensation Committee may not increase the amount payable under an award to a participant who is a Section 162(m) Covered Employee.

Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting the 2014 LTIP’s provisions applicable to performance goals and Performance-Based Awards, for participants who are Section 162(m) Covered Employees, it is intended that the 2014 LTIP will conform with the standards of Section 162(m) and Treasury Regulations § 1.162-27(e)(2)(i), and the Compensation Committee in establishing such goals and interpreting the 2014 LTIP will be guided by such provisions. Prior to the payment of any compensation under Performance-Based Awards based on the achievement of performance goals, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Share or performance unit awards made pursuant to the 2014 LTIP will be determined by the Compensation Committee.

Performance-Based Awards may be granted under the 2014 LTIP to our employees or employees of our affiliates.

c. Performance Award Agreement. Each Performance-Based Award will be evidenced by an agreement that contains any vesting or transferability restrictions, performance goals, payment provisions and other provisions not inconsistent with the 2014 LTIP as the Committee may specify. The terms and provisions of the respective Performance-Based Award agreements need not be identical.

d. Time of Establishment of Performance Goals. With respect to a Performance-Based Award to a Section 162(m) Covered Employee that is intended to qualify as performance-based compensation exempt from Section 162(m), a performance goal for the Performance-Based Award must be established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates or (ii) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain.

e. Payment. Payment under a Performance Unit Award may be made in cash or shares of our Common Stock, as specified in the participant’s award agreement. Payment under a Performance Share Award will be made in shares of our Common Stock. Unless a Performance-Based Award is structured as a current transfer of shares of our Common Stock subject to a risk of forfeiture in the event performance goals are not achieved, a participant’s payment under a Performance-Based Award will be made at the time specified in the applicable award agreement. The award agreement will specify that any payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the calendar year in which the Performance-Based Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A of the Code.

In the case of a Performance-Based Award payable to a Section 162(m) “Covered Employee” that is intended to qualify as performance-based compensation exempt from Section 162(m), if the time at which a Performance-Based Award will vest or be paid is accelerated for any reason, the number of shares of our Common Stock subject to, or the amount payable under, the Performance-Based Award will be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

f. Dividends and Dividend Equivalents. Holders of Performance-Based Awards will not be entitled to the payment of dividend equivalents under the award, unless the payment of dividend equivalents will be subject to the same performance conditions as apply to the Performance-Based Award. In the case of a Performance-Based Award that is payable in shares of our Common Stock, if the holder becomes entitled to the payment of dividends paid in shares of our Common Stock with respect to the Performance-Based Award, these dividends will be added to the Performance-Based Award and will be subject to the satisfaction of the same performance conditions as apply to the underlying Performance-Based Award.

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Restricted Stock Unit Awards

a. RSU Awards. An RSU Award will be similar in nature to a Restricted Stock Award except that no shares of our Common Stock or cash will be transferred to the holder of the award until the applicable vesting restrictions lapse or performance conditions have been satisfied. The amount of, and the vesting and the transferability restrictions applicable to, any RSU Award will be determined by the Committee in its sole discretion. The Committee will maintain a bookkeeping ledger account that reflects the number of restricted stock units credited under the 2014 LTIP for the benefit of a holder.

b. RSU Award Agreement. Each RSU Award will be evidenced by an award agreement that contains any substantial risk of forfeiture (within the meaning of Section 409A of the Code), vesting and transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the 2014 LTIP as the Committee may specify. An RSU Award agreement may provide for the payment of dividend equivalents.

c. Form of Payment Under RSU Award. Payment under an RSU Award will be made in cash or shares of our Common Stock as specified in the applicable award agreement.

d. Dividend Equivalents Subject to Same Performance Conditions as Apply to RSU Award. If a holder of an RSU Award granted under the 2014 LTIP becomes entitled to the payment of dividend equivalents with respect to the RSU Award, those dividends will be subject to the satisfaction of the same performance conditions, if any, as apply to the RSU Award.

e. Time of Payment Under RSU Award. Payment to a holder under an RSU Award will be made at the time specified in the applicable award agreement. The award agreement will specify that the payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the RSU Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A of the Code.

Corporate Change and Other Adjustments

The maximum number of shares that may be issued under the 2014 LTIP and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of our Common Stock or other consideration subject to an award under the 2014 LTIP, will be appropriately adjusted by the Committee in the event of changes in our outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of our Common Stock occurring after an award is granted.

Treatment of Awards Upon the Occurrence of a Change of Control

The effect, if any, of a Change of Control (including a termination of employment in connection with a Change of Control) upon any Award granted under the 2014 LTIP will be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that is applicable to the Award.

For purposes of the 2014 LTIP, a “Change of Control” generally means the occurrence of one of the following events:

(a)           the consummation of a merger of us with another entity, unless the beneficial owners of the Company’s voting securities immediately prior to the merger own at least fifty percent (50%) of the combined voting power of the voting securities of the resulting company, its parent, or us immediately after the merger;

(b)           we sell or transfer substantially all of our assets to any other person, subject to certain restrictions in the 2014 LTIP,

(c)           we are to be dissolved and liquidated,

(d)           any person, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including the power to vote) of more than thirty percent (30%) of the outstanding shares of our voting stock (based upon voting power), or

(e)           individuals who are Incumbent Directors cease for any reason to constitute a majority of our Board.

For this purpose, the term “Incumbent Directors” means (1) a member of the Board on the Effective Date; or (2) an individual: (a) who becomes a member of the Board after the Effective Date, (b) whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two thirds of the then surviving Incumbent Directors, and (c) whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

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Transferability

An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or such employee’s guardian or legal representative. All other Awards under the 2014 LTIP are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, except that the Committee may permit certain transfers of Nonqualified Stock Options to immediate family members.

Amendments

The Board may from time to time amend the 2014 LTIP; however, any change that would impair the rights of a participant with respect to an award previously granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2014 LTIP to change the class of eligible individuals, increase the number of shares of our Common Stock that may be issued under the 2014 LTIP, or amend or delete the provisions of the 2014 LTIP that prevent the Committee from amending any outstanding stock option or Stock Appreciation Right agreement to lower the Option Price or Stock Appreciation Right grant price.

Recoupments in Certain Situations

Effective for Awards granted under the 2014 LTIP, if we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws, a recipient of an Award who was or is one of our executive officers will forfeit and must repay to us any compensation awarded to him or her under the 2014 LTIP to the extent specified in any of our compensation recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Also, effective for Awards granted under the 2014 LTIP, if we are required to prepare an accounting restatement due in whole or in part to the recipient’s misconduct, the recipient will forfeit and must repay to us any compensation awarded under the 2014 LTIP to the extent required by the Board in accordance with the terms of our compensation recoupment policy.

Federal Income Tax Aspects of the 2014 LTIP

The following discussion summarizes certain material U.S. Federal income tax consequences to us and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2014 LTIP. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. Certain Awards (such as RSU Awards and Performance Unit Awards) that may be granted pursuant to the 2014 LTIP could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and guidance promulgated thereunder. If we do grant such Awards we anticipate they will likely be designed to comply with those restrictions and to avoid the additional taxes imposed by Section 409A. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. Federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Incentive Stock Options. Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the participant upon the grant or the exercise of an Incentive Stock Option if the participant does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the stock option was granted or within the one-year period beginning on the date the stock option was exercised (collectively, the “holding period”). In such event, we would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the stock option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the participant’s alternative minimum taxable income for the year in which such exercise occurs. However, if the participant exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

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Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute long-term capital gain. If a participant disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the participant will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the participant. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Nonqualified Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the participant upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the Option Price paid for such shares. In the case of the exercise of a stock appreciation right, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the participant. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m), we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the participant assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Rights.

Restricted Stock Awards. The recipient of a Restricted Stock Award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of our Common Stock at such time, and, subject to Section 162(m), we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m), deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award based on the fair market value of the shares of our Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock Award and is irrevocable.

Restricted Stock Unit Awards. The grant of an RSU Award under the 2014 LTIP generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for us at the time of grant. At the time an RSU Award vests the recipient will generally recognize ordinary income and, subject to the application of Section 162(m), we will be entitled to a corresponding deduction. Generally, the measure of the income and the deduction will be the number of units subject to the RSU Award multiplied by the value of our Common Stock at the time the RSU Award is settled.

Performance-Based Awards. An individual who has been granted a Performance-Based Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance-Based Award is paid in cash or shares of our Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m), we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of our Common Stock either at the time the Performance-Based Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance-Based Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m), deductible as such by us.

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Section 162(m). Generally, Section 162(m) precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its Section 162(m) Covered Employees. Our Section 162(m) Covered Employees are our principal executive officer and our three next highest-paid officers other than our principal financial officer. The Section 162(m) deduction limitation does not apply to certain performance-based compensation that satisfies certain requirements of Section 162(m). The 2014 LTIP is designed to permit the Committee to grant Awards to covered executive officers that will constitute qualified performance-based compensation for purposes of Section 162(m). We intend that, if our stockholders approve Proposal 2, our stockholders will have approved of the material terms under which remuneration may be paid under the 2014 LTIP, including performance goals, pursuant to Section 162(m). Based on Section 162(m) and the regulations issued thereunder, we intend that our ability to deduct compensation income generated in connection with the exercise of Nonqualified Stock Options or Stock Appreciation Rights granted by the Committee under the 2014 LTIP generally should not be limited by Section 162(m). Further, we intend that compensation income generated in connection with Performance-Based Awards granted by the Committee under the 2014 LTIP (whether they are structured as Performance Share Awards, Performance Unit Awards) generally should not be limited by Section 162(m).

General. The 2014 LTIP is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2014 LTIP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2014 LTIP. No consideration has been given to the effects of state, local, or other tax laws on the 2014 LTIP or award recipients.

Parachute Payment Sanctions. Certain provisions of the 2014 LTIP or provisions included in an award agreement may afford a recipient special protections or payments which are contingent on a change in the ownership or effective control of us or in the ownership of a substantial portion of our assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute “parachute payments” that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving “excess parachute payments” (a portion of which would be allocated to those protections or payments derived from the award). We would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.

New Plan Benefits

Future awards under the 2014 LTIP to our non-employee directors, executive officers, and employees are made at the discretion of the Compensation Committee, or the Board of Directors in certain instances, and are not subject to set benefits or amounts. For a discussion of the federal income tax consequences of the issuance and exercise of options shares underlying the 2014 LTIP, please see the section entitled “Federal Income Tax Aspects of the 2014 LTIP.

New Plan Benefits*

2014 LTIP

	Dollar Value ($)		Number of Units
Name and position			(In shares)
Stuart M. Page	$—		—
President and Chief Executive Officer
Victor M. Perez	—		—
Chief Financial Officer
William M. Bierhaus II	—		—
Senior VP of Business Development
Executive Group	—		—
Non-Executive Director Group	$ 275,000	(1)	38,035	(2)
Non-Executive Officer Employee Group	$ 469,950	(3)	65,000	(4)

____________________

*	This table displays future awards. The awards in this table for the non-executive director group are new awards representing 2014 compensation and are not included in the Director Compensation Table in this proxy statement. The awards in this table for the non-executive officer employee group are also new future awards.

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(1)	This dollar figure represents four future restricted stock awards of the Company’s Common Stock. These restricted stock awards will not vest before the 2014 LTIP is approved by our stockholders. Three directors will each receive $75,000 worth of these restricted stock awards and one director will receive $50,000. These restricted stock awards will be made upon the effectiveness of the Registration Statement on Form S-8 for the 2014 LTIP. All of these restricted stock awards will vest on April 14, 2015.

(2)	The number of restricted shares under this $275,000 worth of restricted stock awards may not be determined at this time, as it is dependent upon the share price of the Company’s common stock at the time of grant. However, for purposes of illustration as of [October 1, 2014] the closing share price of the Company’s common stock was $[7.23], which if granted on that date would yield [38,035] shares underlying the $275,000 worth of restricted stock awards.
(3)	The dollar value of the 65,000 shares underlying these options awards may not be determined at this time, as it is dependent upon the share price of the Company’s common stock at the time of grant. However, for purposes of illustration, as of [October 1, 2014], the Company’s common stock share price was $[7.23] which would yield a market value of $[469,950].
(4)	Includes options exercisable for 65,000 shares of our Common Stock which may not be exercised before the 2014 LTIP is approved by our stockholders. These option awards will be made upon the effectiveness of the Registration Statement on Form S-8 for the 2014 LTIP. For 55,000 of these shares, 25% will vest on March 14, 2015 and ratably thereafter for 36 months. For 10,000 of these shares, 25% will vest on August 4, 2015 and ratably thereafter for 36 months. The options will expire ten years from the date of grant.

Equity Compensation Plan Information

The only currently outstanding equity compensation plan of the Company is the Glori Oil Limited Amended and Restated 2006 Stock Option and Grant Plan. In connection with the closing of the Business Combination (defined below), we adopted the 2006 Plan from GETI (defined below) and amended the 2006 Plan. We amended the 2006 Plan such that there will be no new awards made thereunder. No awards have been issued under the 2006 Plan other than options to purchase our Common Stock and restricted stock.

The following table summarizes information with respect to our equity compensation plan under which our equity securities are authorized for issuance as of December 31, 2013. The table below reports information as of December 31, 2013, as this was the fiscal year of GETI which was the accounting acquirer of the Company and was the issuer of all options under the 2006 Plan. The Company’s previous fiscal year ended on March 31. As of the Business Combination, the Company changed its fiscal year end to December 31.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(b)(c)	Weighted-average exercise price of outstanding options, warrants and rights (a)(c)	Number of securities remaining available for future issuance (a) (d)
		(In dollars
Equity Compensation Plan Category	(In shares)	per share)	(In shares)
Equity compensation plans approved by security holders	2,322,180	$0.81	2,322,180
Equity compensation plans not approved by security holders	—	—	—
Total	2,322,180	$0.81	2,322,180

____________________

(a)	As a result of the Business Combination, consummated on April 14, 2014, the issued and outstanding stock options were assumed by us and substituted as stock options to purchase our Common Stock, at a conversion ratio of 2.9 pre merged entity stock options to 1 post merged entity stock option. The exercise price of the these stock options also increased by the same factor of 2.9. The numbers and dollar figures shown in this table are as of December 31, 2013, but show converted amounts. Generally, these shares are subject to certain lock-up restrictions until one year after the Business Combination.
(b)	These numbers do not include 7,103 shares to be issued upon the exercise of options awarded on January 1, 2014 at a weighted-average exercise price of $1.16 per share, which were also assumed in the Business Combination.
(c)	As of December 31, 2013, there were 2,322,180 options outstanding, of which 1,887,568 were exercisable as of that date at a weighted average share price of $0.75. As of March 31, 2014, there were 2,317,214 options outstanding, of which 1,945,828 were exercisable at a weighted average share price of $0.75.
(d)	Although as of December 31, 2013, 2,581,190 shares, as converted, of GETI common stock were available for issuance under the 2006 Plan, pursuant to the terms of the Merger Agreement, defined below, no further equity instruments may be granted under the 2006 Plan, and we do not presently have any plan other than the 2014 LTIP that provides for the issuance of stock based compensation.

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Required Vote

This proposal requires approval by the affirmative vote of a simple majority of the shares that, being entitled to do so, cast a vote in person or by proxy on this proposal at the special meeting. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Under Delaware law, abstentions are not counted as votes cast; so abstentions would not affect the vote on this proposal. Broker non-votes are also not counted as votes cast so they would not affect the vote on this proposal. However, broker non-votes could prevent a quorum from being reached.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” approval of adoption of the 2014 LTIP.

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Proposal 2: Approval of the Material Terms of the Performance Criteria Awards Under the
Glori Energy Inc. 2014 Long Term Incentive Plan

The Company’s stockholders are being asked to approve the material terms of the performance goals that are included in the 2014 LTIP and may apply to performance awards granted under the 2014 LTIP. This approval is necessary to generally preserve the Company’s federal income tax deduction for performance-based compensation awards under section 162(m) of the Code paid to certain executive officers.

Background

The Company’s stockholders are being asked to approve the performance criteria that may apply to annual performance bonuses granted under the 2014 LTIP. Stockholder approval of the performance-based compensation performance criteria under the 2014 LTIP is required every five years in order to potentially qualify compensation under the 2014 LTIP as exempt from Section 162(m) of the Code, thereby potentially allowing the Company to deduct for federal income tax purposes certain compensation paid under the 2014 LTIP. If stockholders do not approve the performance criteria, the Company will not be able to grant performance units and performance shares that are generally intended to qualify as performance-based compensation under Section 162(m) of the Code. If that happens, we may not be entitled to a tax deduction for some or all of the long-term incentives provided to our chief executive officer and certain of our other most highly compensated executive officers.

On August 13, 2014 the Board of Directors adopted, subject to stockholder approval, the 2014 LTIP, which provides for, among other compensation, performance-based compensation for corporate officers, directors and employees of the Company based upon the achievement of performance goals for the year.

The 2014 LTIP provides officers, directors and employees who have substantial responsibility for the growth and profitability of the Company and/or its affiliates with performance incentives that are designed to align the interests of the officers with those of the Company’s stockholders. The Board of Directors believes that the Company must offer a competitive long-term incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company.

The Compensation Committee administers the 2014 LTIP with respect to awards intended to qualify as performance based compensation under Section 162(m) of the Code, and has exclusive authority to (i) select the participants each year, (ii) establish award opportunities for each participant, (iii) establish the performance goals for each participant, and (iv) determine the extent to which the performance goals have been attained.

Section 162(m) of the Code

Section 162(m) of the Code imposes a $1,000,000 annual limitation on the deduction for compensation paid to each of the principal executive officer and our next three highest-paid officers other than the principal financial officer. The deduction limitation does not apply to performance-based compensation that satisfies certain requirements of Section 162(m) of the Code. One such requirement is that the material terms of the performance goals must be approved by the stockholders before the performance-based compensation is paid. The material terms include the following: (1) the eligibility of employees to receive compensation upon attainment of the goal, (2) the business criteria on which the goals may be based, and (3) the maximum amount payable to an employee upon attainment of a goal. The stockholder approval of the performance criteria under the 2014 LTIP serves the purpose of facilitating the tax deductibility of awards under 2014 LTIP.

The 2014 LTIP provides for awards of performance units and performance shares that are generally intended to qualify as performance-based compensation under Section 162(m) of the Code.

Performance units granted under the 2014 LTIP may be paid in the form of cash or shares of our Common Stock in the discretion of the Compensation Committee. Performance shares granted under the 2014 LTIP are paid in the form of shares of our Common Stock.

The performance period for a performance unit award, performance share award granted under the 2014 LTIP is such period of time as the Compensation Committee establishes. The performance periods for such awards granted under the 2014 LTIP in the past have typically been consecutive three-year periods.

Under the terms of the 2014 LTIP the maximum aggregate grant with respect to any awards of performance shares made in any one fiscal year of the Company to any one employee shall be equal to the value of 1,000,000 shares, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to performance units for any one employee in any one fiscal year of the Company may not exceed in value $5,000,000, determined as of the date of grant.

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The 2014 LTIP was adopted by the Board of Directors on August 13, 2014, contingent upon stockholder approval of the adoption of the 2014 LTIP.

Performance Criteria

The following summary of the material features of the performance criteria for awards under the 2014 LTIP is qualified by reference to the copy of the 2014 LTIP which is attached hereto as Appendix A.

Performance unit awards and performance share awards may be granted under the 2014 LTIP to officers and employees of the Company.

Performance goals for awards will be determined by the Compensation Committee and will be designed to support the Company’s business strategy and align participants’ interests with stockholder interests. Performance goals will be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), earnings or adjusted earnings before or after interest, taxes, depletion, depreciation or amortization, net income (before or after taxes), stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, return on investment, return on sales, operating or profit margins, shareholder value, net cash flow, operating income, earnings before or after interest, taxes, depreciation, depletion and amortization, cash flow, cash flow from operations, cost reductions or cost savings, cost ratios (per employee or per customer), expense control, sales, proceeds from dispositions, project completion time, budget goals, net cash flow before financing activities, customer growth, total capitalization, debt to total capitalization ratio, credit quality or debt ratings, dividend payout, dividend growth, reserve additions or revisions, production volumes or safety results.

Achievement of the goals may be measured:

•	individually, alternatively, or in any combination;

•	with respect to the Company, one or more business units, or any combination of the foregoing;

•	on an absolute basis, or relative to a target, to a designated comparison group, to results in other periods, or to other external measures; and

•	including or excluding items determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, in each case based on on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall Opinion, or other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the goals.

The Compensation Committee may, in its discretion, decrease the amount payable under any award. The Compensation Committee may, in its discretion, increase the amount payable under an award to a participant who is not a covered employee (as defined in Section 162(m) of the Code). The Compensation Committee may not increase the amount payable under an award to a participant who is a covered employee (as defined in Section 162(m) of the Code).

Future Awards

It is anticipated that the Compensation Committee will make future grants of performance unit awards and performance share awards that will align the interests of the Company’s officers and employees with the interests of the Company’s stockholders and will incent the Company’s officers and employees to achieve specific financial performance goals.

No compensation under performance unit awards or performance share awards granted to employees who are covered employees within the meaning of Section 162(m) of the Code will be paid under the 2014 LTIP for the performance period commencing in 2014 or subsequent performance periods unless the Company’s stockholders approve this Proposal 2.

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Required Vote

This proposal requires approval by the affirmative vote of a simple majority of the shares that, being entitled to do so, cast a vote in person or by proxy on this proposal at the special meeting. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Under Delaware law, abstentions are not counted as votes cast; so abstentions would not affect the vote on this proposal. Broker non-votes are also not counted as votes cast so they would not affect the vote on this proposal. However, broker non-votes could prevent a quorum from being reached.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” approval of
the material terms of the performance criteria awards under the 2014 LTIP.

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Proposal 3: Approval of the Adjournment Proposal

The special meeting of the stockholders of the Company may be adjourned to another time or place, if necessary or appropriate in the discretion of the chairman of the special meeting, to solicit additional proxies if there are not sufficient votes to approve adoption of the 2014 LTIP or the material terms of the performance criteria awards under the Glori Energy Inc. 2014 LTIP.

If, at the special meeting, the number of shares of Company Common Stock present or represented and voting in favor of the proposals to approve adoption of the 2014 LTIP or the material terms of the performance criteria awards under the 2014 LTIP are insufficient to approve these proposals, the Company intends to move to adjourn the special meeting in order to enable the Company’s Board of Directors to solicit additional proxies for either or both of, approval of adoption of the 2014 LTIP or the material terms of the performance criteria awards under the 2014 LTIP. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal, and not the proposals to approve adoption of the 2014 LTIP or the material terms of the performance criteria awards under the 2014 LTIP.

In the Adjournment Proposal, the Company is asking its stockholders to authorize the holder of any proxy solicited by the Company’s Board of Directors to vote in favor of granting discretionary authority to the chairman of the special meeting, to adjourn the special meeting at his discretion, to another time and place for the purpose of soliciting additional proxies. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the special meeting and use the additional time to solicit additional proxies, including, if desired, the solicitation of proxies from the Company’s stockholders who have previously voted.

Regardless of the passage of this proposal, the chairman of the special meeting will retain all rights and powers granted to him under the Company’s bylaws to adjourn special meetings of the stockholders.

Required Vote

This proposal requires approval by the affirmative vote of a simple majority of the shares that are present in person or by proxy and are entitled to vote on this proposal at the special meeting. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Under Delaware law, abstentions are counted shares present and entitled to vote but are not counted as an affirmative vote; so abstentions have the same effect as a vote against this proposal. Broker non-votes are not counted as present and entitled to vote on non-routine matters; so they would not affect the vote on this proposal. However, broker non-votes could prevent a quorum from being reached.

Recommendation of the Board of Directors

The Board of Directors recommends voting “FOR” approval of the Adjournment Proposal

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Beneficial Security Ownership of Certain Owners and Management

The following table indicates the beneficial ownership as of [August 31, 2014] of shares of Common Stock of each director and named executive officer, each person known to the Company to beneficially own more than 5% of the outstanding Common Stock and all directors and named executive officers as a group, along with the percentage of outstanding Common Stock that such ownership represents. Percentage ownership of outstanding shares of Common Stock in the table below is based on [31,494,216] shares of Common Stock outstanding on [August 31, 2014]. The Company based the information regarding beneficial ownership by third persons of more than 5% of its outstanding capital stock on a search of all Schedules 13D and 13G filed with the Securities and Exchange Commission with respect to the Common Stock, where available, and on correspondence with the Company’s transfer agent where Schedules 13G and 13D were unavailable. Each person named has sole voting and investment power with respect to the shares indicated except as otherwise stated in the notes to the table.

Beneficial Owner	Shares	Percentage (1)

Principle Stockholders:
Rawoz Technology Company Ltd. (2)	4,186,475	13.3%
Oxford Bioscience Partners V L.P. (3)	4,196,221	13.3%
Malaysian Life Sciences Capital Fund Ltd. (4)	3,104,522	9.9%
GTI Glori Oil Fund I LP. (5)	2,821,913	9.0%
Stephen T. Stull (6)	2,381,697	7.6%
Entities associated with Advantage Capital Partners (7)	2,381,568	7.6%
KPCB XII (8)	2,258,596	7.2%
HH Energy Group, LP (9)	818,750	2.6%
Infinity-CSVC Partners, Ltd. (10)	1,988,767	6.3%

Directors and Executive Officers:
Stuart M. Page (11)	964,617	3.0%
Mark Chess (12)	71,875	*
Thomas O. Hicks (9)	818,750	2.6%
John Clarke (13)	78,146	*
Mark Puckett (14)	39,832	*
Victor M. Perez (15)	190,398	*
Dr. Michael Pavia (16)	188,373	*
William M. Bierhaus II (17)	135,627	*
Kenneth E. Nimitz (18)	105,968	*
Thomas Holland (19)	50,366	*
Matthew Gibbs (3)	4,196,221	13.3%
Dr. Ganesh Kishore (4)	3,104,522	9.9%
Jonathan Schulhof (5)	2,822,013	9.0%
Damon L. Rawie (7)	2,381,568	7.6%
Rocky L. Duckworth	—	—
Executive officers and directors as a group (15 people) (20)	15,148,276	45.7%

*	Less than one percent.

(1)	The percentage beneficially owned was calculated based on [31,494,216] shares of Common Stock outstanding as of [August 31, 2014]. The percentage assumes the exercise by the stockholder or group named in each row of all options and warrants for the purchase of Common Stock held by such stockholder or group and exercisable within 60 days.
(2)	The business address of this stockholder is c/o H&J Corporate Service, Ocean Centre, Montagu Foreshore, East Bay Street, P.O. Box SS 19084, Nassau, Bahamas.
(3)	The business address of this stockholder is Oxford Bioscience Partners, 535 Boylston Street, Suite 402, Boston, MA, 02116. The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on April 30, 2014. According to the Schedule 13G, the 4,196,221 shares are beneficially owned by Oxford Bioscience Partners V L.P. (“Oxford”), mRNA Fund V L.P. (“mRNA”), OBP Management V L.P., Jonathan Fleming, and Matthew Gibbs. OBP Management V L.P. is the general partner of Oxford and mRNA. Jonathan Fleming and Matthew Gibbs are general partners of OBP Management V L.P. Oxford is the record owner of and holds sole voting and dispositive power over 4,103,739 of the referenced shares as of the 13G filing. mRNA is the record owner of and holds sole voting and dispositive power over 92,482 of the referenced shares as of the 13G filing. As the sole general partner of Oxford and mRNA, OBP Management V L.P. may be deemed to own beneficially the 4,196,221 shares owned by Oxford and mRNA. According to the 13G, none of OBP Management V L.P., Jonathan Fleming, and Matthew Gibbs hold sole voting or dispositive power over the referenced shares. All such entities, Mr. Gibbs, and Mr. Fleming each disclaim beneficial ownership of such shares, except for the shares, if any, that each holds of record.

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(4)	The business address of this stockholder is 36-01, Level 36, Menara Dion, 27, Jalan Sultan Ismail, 50250 Kuala Lumpur, West Malaysia. Malaysian Life Sciences Capital Fund Ltd. owns the shares. Malaysian Life Sciences Capital Fund Management Company Ltd. is the Manager of Malaysian Life Sciences Capital Fund Ltd. The following individuals comprise an Investment Committee of Malaysian Life Sciences Capital Fund Ltd.: Dr. Roger Wyse, Dr. Ganesh Kishore, En Amirul Fares Zahir, Rashidan Shah Abdul Rahim, Mr Aditya Puri and Ms Lim Su-san (alternate to Mr Aditya Puri).The members of the Investment Committee exercise shared voting and dispositive control over the shares held by Malaysian Life Sciences Capital Fund Ltd. Dr. Kishore is also the Chief Executive Officer of Malaysian Life Sciences Capital Fund Ltd.
(5)	The business address of this stockholder is 150 East 58th Street, 24th Floor, New York, N.Y. 10155 GTI Glori Oil Fund I L.P. owns 2,446,785 of the referenced shares. GTI Ventures LLC, which owns 375,128 of the referenced shares, is the general partner of GTI Co-Investment L.P., which is the general partner of GTI Glori Oil Fund I L.P. GTI Holdings LLC is owned by Jonathan Schulhof, our current director, and Michael Schulhof, our past director, who both exercise voting and investment control over the referenced shares, and GTI Holdings LLC is the managing member of GTI Ventures LLC. All such entities, Jonathan Schulhof, and Michael Schulhof disclaim beneficial ownership of such shares except to the extent of their pecuniary interests in such shares.
(6)	The address of this stockholder is 909 Poydras St., Ste. 2230, New Orleans, LA 70130. The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on April 21, 2014. Stephen T. Stull beneficially owns 2,381,697 shares of common stock. All 2,381,697 shares are owned directly by one limited liability company and two limited partnerships, each of which acts through its general partner. Steven T. Stull is the majority owner of each such general partner and controls a majority of the voting interest in the sole member of the limited liability company. None of these entities individually own more than 5% of the class of securities reported on this Schedule 13G. Mr. Stull’s relationship to the entities associated with Advantage Capital Partners is explained in footnote 7 below.
(7)	The business address of the entities listed below is 5000 Plaza on the Lake, Suite 195, Austin, Texas 78476. Pursuant to the Business Combination, 1,238,142 shares were distributed to Texas ACP Venture Partners I, LLC, of which Advantage Capital Texas Ventures GP, LLC is sole owner (“Advantage Texas Ventures”). 353,421 were distributed to Texas ACP I, LP, of which ADVTG GP I, LLC is general partner. 790,134 shares were distributed to Texas ACP II, LP, of which ADVTG GP II, LLC is general partner. Mr. Steven T. Stull and Mr. Damon L. Rawie own a majority of the voting equity interests in Advantage Texas Ventures and each general partner listed above, have voting and dispositive authority over the shares held indirectly by these entities, and therefore beneficially own such shares. Each of Mr. Stull and Mr. Rawie disclaims beneficial ownership of the shares held by such entities, except to the extent of their respective pecuniary interest therein.
(8)	The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers XII, LLC (“KPCB XII”) is c/o Kliener Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, California 94025. The information regarding beneficial ownership of KPCB XII is included in reliance on a Schedule 13G filed with the SEC on April 21, 2014. 2,258,596 of the referenced shares include 2,223,980 directly owned by KPCB XII and 34,616 are directly owned by KPCB XII Founders Fund, LLC (“KPCB XII Founders”). KPCB XII has sole voting and dispositive power over 2,223,980 shares, except that KPCB XII Associates, LLC (“Associates”), the managing member of KPCB XII and KPCB XII Founders, may be deemed to have sole power to vote and dispose of these shares. KPCB XII Founders has sole voting and dispositive power over 34,616 shares, except that Associates, the managing member of KPCB XII Founders, may be deemed to have sole power to vote and dispose of these shares. According to the 13G filed for KPCB XII, under certain circumstances set forth in the limited liability company agreements of the KPCB XII, KPCB XII Founders and KPCB XII Associates, the members of such entities may be deemed to have the right to receive dividends from, or the proceeds from, the sale of shares of the Company owned by each such entity of which they are a member.
(9)	Mr. Hicks is the sole member and manager of HEP-INXB LLC, the sole general partner of HH Energy Group, LP, and may be considered to have beneficial ownership of the securities owned by such entity. Mr. Hicks disclaims beneficial ownership of any shares of Common Stock in which he does not have a pecuniary interest. Their business address is 100 Crescent Court, Suite 1200, Dallas, Texas 75201.
(10)	The business address of Infinity-C.S.V.C. Management Ltd., is 3 Azrieli Center (Triangle Tower), 42nd Floor, Tel Aviv, Israel, 67023. Infinity-CSVC Partners, Ltd. is the general partner of Infinity I-China Fund (Cayman) L.P., which holds 915,857 shares of common stock and 3,316 warrants convertible into common stock, Infinity I-China Fund (Israel), L.P., which holds 472,361 of our common stock and 1,690 warrants convertible into common stock, Infinity I-China Fund (Israel 2), L.P., which holds 405,856 shares of our common stock and 1,448 warrants convertible into common stock, and Infinity I-China Fund (Israel 3), L.P., which holds 187,593 shares of our common stock and 646 warrants convertible into common stock. None of these funds individually holds 5% of our common stock. The board of managers of Infinity-CSVC Partners, Ltd. makes investment decisions on behalf of the limited partners of the Infinity Funds. No limited partner holds an interest in the Infinity Funds that could be deemed a 5% owner of the Company. Additionally, Infinity-CSVC Partners, Ltd. holds voting and dispositive power over the ordinary shares owned by the Infinity Funds. The board of managers is comprised of five individuals, including Amir Gal-Or, Avishai Silvershatz, Avi Fischer, Lin Xianghong and Fei Jianjiang. As a result, we have determined no single member of this board holds voting and dispositive power over our shares.

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(11)	Includes 100 shares held by Mr. Page’s spouse and 873,062 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(12)	Mr. Chess’ business address is located at c/o Infinity-C.S.V.C. Management Ltd., 3 Azrieli Center (Triangle Tower), 42nd Floor, Tel Aviv, Israel, 67023.
(13)	Includes 76,422 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(14)	Includes 38,108 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(15)	Includes 189,898 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(16)	Includes 188,273 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(17)	Includes 135,527 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(18)	Includes 100 shares held by Mr. Nimitz’s spouse and 105,768 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(19)	Includes 100 shares held by Mr. Holland’s spouse and 50,266 shares which may be acquired within 60 days pursuant to the exercise of stock options.
(20)	Includes 1,657,324 shares which may be acquired within 60 days pursuant to the exercise of stock options.

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Compensation of Directors and Executive Officers

Information About Our Company

In order to better understand the compensation disclosures below, it is necessary to understand the advent of the Company and its relation to its predecessor entities. Our predecessor, Infinity Cross Border Acquisition Corporation (“Infinity Corp.”), was a blank check company formed on April 6, 2011 as a British Virgin Islands business company with limited liability for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, contractual control arrangement with, purchasing all or substantially all of the assets of or engaging in any other similar business combination with one or more operating businesses or assets. Prior to Infinity Corp.’s initial public offering, certain initial shareholders purchased 1,150,000 founder shares “Founder Shares”. On May 24, 2012, Infinity Corp.’s directors approved a 1.25-for-1 forward split of its outstanding ordinary shares, increasing the number of Founder Shares to 1,437,500. These initial shareholders include Infinity I-China Fund (Cayman), L.P., Infinity I-China Fund (Israel), L.P., Infinity I-China Fund (Israel 2), L.P. and Infinity I-China Fund (Israel 3), L.P., each of which is a limited partnership; the general partner of each of the aforementioned funds is Infinity-CSVC Partners, Ltd., a Cayman Islands exempted company (collectively, the “Infinity Funds”), as well as officers and directors who were initially issued Founder Shares, and their permitted transferees (collectively, the “Initial Shareholders”).

Glori Acquisition Corp., a Delaware corporation (“Infinity Acquisition”), was a wholly owned subsidiary of Infinity Corp. formed in January 2014 for the purpose of engaging in a business combination with Glori Energy Technology Inc., a Delaware corporation (formerly known as Glori Energy Inc.) (“GETI”). GETI was incorporated as Glori Oil Limited, a Delaware Corporation, in November 2005 and changed its name to Glori Energy Inc. in May 2011.

Effective January 8, 2014, Infinity Corp., Infinity Acquisition, Glori Merger Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Infinity Acquisition (“Merger Sub”), Infinity-C.S.V.C. Management Ltd., as INXB Representative, and GETI entered into the Merger and Share Exchange Agreement (the “Merger Agreement”). The Merger Agreement was amended by the First Amendment to the Merger Agreement, dated February 20, 2014, and by the Second Amendment to the Merger Agreement, dated March 19, 2014. On April 14, 2014, pursuant to the Merger Agreement, Infinity Corp. merged with and into Infinity Acquisition, with Infinity Acquisition surviving the Merger (such merger, the “Redomestication”). Upon effectiveness of the Redomestication, Infinity Corp. ceased to exist and Infinity Acquisition was the surviving corporation. As a result, Infinity Acquisition assumed all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Infinity Corp., including any and all agreements, covenants, duties and obligations of Infinity Corp. set forth in the Merger Agreement. Immediately following the Redomestication, Merger Sub merged with and into GETI, with GETI surviving the merger (such merger, the “Transaction Merger”, and together with the Redomestication, the “Business Combination”). Following the Business Combination, Infinity Acquisition adopted the name “Glori Energy Inc.”. This entity is the Company.

Compensation of Officers and Directors of Infinity Corp.

None of Infinity Corp.’s directors or officers received any cash compensation for services rendered to Infinity Corp. As of the date that Infinity Corp.’s securities were first listed on Nasdaq and terminating on the consummation of the Business Combination, Infinity Corp. agreed to pay Infinity-C.S.V.C. Management Ltd, an affiliate of the Infinity Funds, an aggregate of $10,000 per month for office space, administrative services and secretarial support. Other than this fee, and an aggregate of $400,000 paid to officers, directors and consultants as determined by Infinity Corp.’s board, no compensation was paid to the officers and directors of the Infinity Funds or HH Energy Group, LP, Infinity Corp.’s executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of the Business Combination. Additionally, these individuals were reimbursed for out-of-pocket expenses incurred in connection with activities on Infinity Corp.’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Compensation of Officers and Directors of the Company

The following table provides information regarding the compensation of our Chief Executive Officer, Chief Financial Officer and our other third most highly compensated executive officer during 2012 and 2013. All compensation disclosures should be read in conjunction with the narrative disclosure thereto. We refer to these executive officers as our named executive officers. As of the Business Combination on April 14, 2014, we changed the date of our fiscal year from March 31 to December 31 to correspond with the fiscal year of GETI. As each of the officers listed below was compensated during these years by GETI, these tables treat December 31 as the fiscal year end.

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Summary Compensation Table for the Years Ended December 31, 2012 and 2013

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	All Other Compensation	Total
Stuart M. Page President and	2012	$300,000	$30,750	—	$—	—	$330,750
Chief Executive Officer	2013	309,000	23,175	—	108,536	—	440,711
Victor M. Perez	2012	230,000	23,000	—	—	—	253,000
Chief Financial Officer	2013	236,900	17,360	—	50,387	—	304,647
William M. Bierhaus II	2012	361,643	—	—	—	—	361,643
Senior Vice President of	2013	419,939	—	—	7,529	—	427,468
Business Development (2)

(1)	Amounts in this column represent the aggregate grant date fair value of stock awards and option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, or FASB ASC Topic 718. The assumptions we used in valuing options are described in Note 9 “Stock Based Compensation” to GETI’s consolidated financial statements for the year ended December 31, 2013 attached as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on April 18, 2014, as amended on May 15, 2014.
(2)	Includes commissions.

Employment Agreements

Set forth below is a description of the current employment agreements of our executive officers.

We entered into employment agreements, dated April 14, 2014, with each of Stuart M. Page, our Chief Executive Officer, Victor M. Perez, our Chief Financial Officer, and Mr. William M. Bierhaus II, Senior Vice President of Business Development. Under their respective employment agreements, Messrs. Page, Perez, and Bierhaus have an initial base salary set at $400,000, $260,000, and $250,000, respectively. These initial base salaries are subject to increase from time to time. Each employment agreement also provides for periodic equity grants under the terms of our long-term incentive plan, none of which have yet been awarded.

Under the employment agreements, Messrs. Page, Perez, and Bierhaus may each participate in our annual bonus program, and their target bonus potential for an annual bonus period may not be less than 50%, 45%, and 40% of their annual base salary, respectively. Mr. Page is eligible for equity grants ranging from zero to 200% of his annual base salary. Messrs. Perez and Bierhaus are eligible for equity grants ranging from zero to 100% of their annual base salary.

If we terminate Mr. Page’s employment without “cause” or he terminates his employment with us for “good reason”, he is entitled to payment of a cash severance amount equal to one year of his annual base salary, which is $400,000, paid ratably on regular payroll dates during the twelve months immediately following the termination, and an amount equal to the executive’s bonuses and other incentive compensation for past periods that have not yet been paid and are contingent on continued employment.

If we terminate the employment of Messrs. Perez or Bierhaus without “cause” or Messrs. Perez or Bierhaus terminates his employment with us for “good reason”, that executive is entitled to payment of a cash severance amount equal to six months of his annual base salary, which is $260,000 and $250,000, respectively, paid ratably on regular payroll dates during the six months immediately following the termination, and an amount equal to the executive’s bonuses and other incentive compensation for past periods that have not yet been paid and are contingent on continued employment.

The termination provisions described below are identical in each of Messrs. Page, Perez, and Bierhaus’ employment agreements:

Under each agreement, if we terminate that executive’s employment without “cause” or the executive terminates his employment with us for “good reason”, he is entitled to (i) continued base salary payments as discussed above, and (ii) reimbursement for continued medical benefits for twelve months. If we terminate the executive’s employment for “cause” or if the executive terminates his employment with us without “good reason”, he will not be entitled to receive any payment from us other than the portion of his base salary that is earned but unpaid.

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For this purpose, “cause” is defined as: (A) the executive’s plea of guilty or nolo contendere to, or conviction of a felony or a misdemeanor involving moral turpitude; (B) any act of fraud or dishonesty with respect to any aspect of the business of the Company, its subsidiaries or a parent company (collectively, the “Company Group”), including, but not limited to, falsification of any Company Group records; (C) any intentional and continued failure to perform his duties that is materially injurious to the Company Group, unless due to illness or disability or his good faith efforts to comply with applicable law; (D) intentional engagement in misconduct that is materially injurious to the Company Group (monetarily or otherwise); (E) breach of confidentiality, non-compete, or non-solicitation provisions described in his employment agreement; (F) commencement of employment with an unrelated employer without our consent; (G) material violation of any applicable written harassment and/or non-discrimination policies; (H) material violation of any applicable written Company Group policies of which the executive has been apprised that is materially injurious to the Company Group (monetarily or otherwise); (I) gross negligence in the performance of his duties that is materially injurious to the Company Group (monetarily or otherwise). Except in the case of a plea of guilty or nolo contendere to, or conviction of a felony or a misdemeanor involving moral turpitude, the executive shall not be deemed to have been terminated for cause unless the determination of whether cause exists is made by a resolution finding that, in the good faith opinion of our board of directors, the executive is guilty of conduct constituting cause and specifying the particulars thereof in detail. The resolution must be duly adopted by the affirmative vote of not less than two-thirds of the entire membership of our board of directors, excluding the executive, at a meeting of our board of directors called for the purpose of considering such termination. The executive must be given reasonable notice and an opportunity, together with his counsel, to be heard before our board of directors and, if reasonably possible, to cure the breach that is the alleged basis for cause.

For this purpose, “good reason” is defined as: (A) a material adverse reduction or diminution in the executive’s position, authority, duties or responsibilities, but not a change in reporting relationships; (B) a material reduction in his base salary; (C) any intentional material diminution of his annual bonus opportunities, periodic long-term incentive awards or benefits that he is eligible to earn (regardless of amounts actually earned or paid); (D) the relocation of our principal executive offices by more than 50 miles from where such offices are located as of April 14, 2014, or the executive being based at any office other than our principal executive offices, except for travel reasonably required in the performance of his duties and reasonably consistent with his travel prior to April 14, 2014; (E) our material breach of his employment agreement; or (F) the failure of any successor of ours to assume the executive’s employment agreement. The executive shall provide written notice of any such reduction, failure, change or breach upon which he intends to rely as the basis for a “good reason” resignation within 45 days of the occurrence of such reduction, failure, change or breach. We shall have 45 days following the receipt of such notice to remedy the condition constituting such reduction, change or breach and, if so remedied, any termination of the executive’s employment hereunder on the basis of the circumstances described in such notice shall not be considered a “good reason” resignation.

If Messrs. Page or Perez’s employment is terminated for any reason, or if Mr. Bierhaus is terminated for any reason other than a change in control, the terminated executive is subject to: ongoing confidentiality and non-disclosure obligations; restrictive covenants of non-solicitation of employees for a period of two years from his termination date and non-solicitation of customers for a period of one year from his termination date; and restrictive covenants of non-competition for a period of one year from his termination date.

Upon a change in control, as defined in the employment agreement (subject to any restrictions in certain agreements noted in the employment agreements), 50% of executive’s then-unvested restricted shares of stock of Glori will accelerate and vest in full and 50% of the executive’s then-unvested options for purchase of shares of stock of Glori will accelerate, vest in full and become fully exercisable. The remainder of the executive’s (i) restricted shares of stock of Glori, (ii) options for purchase of shares of stock of Glori, and (iii) all replacement grants (which are incentive grants in an acquiring company with similar value and terms to the then-remaining unvested shares of restricted stock and unvested and options for purchase of shares of stock of Glori), if applicable, will accelerate and immediately vest in full:

•	If the employment agreement of the executive is not assumed by the acquiring company, and executive’s employment is not continued by the acquiring company, and the then-remaining unvested shares of restricted stock and unvested and options for purchase of shares of stock of Glori are not replaced with incentive grants with similar value and terms in the acquiring company (“Replacement Grants”), or

•	If Executive is terminated without Cause or resigns for Good Reason within 12 months of such Change in Control.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2013, to each of our named executive officers. As of the Business Combination on April 14, 2014, we changed the date of our fiscal year from March 31 to December 31 to correspond with the fiscal year of GETI. As each of the officers listed below was compensated during these years by GETI, these tables treat December 31 as the fiscal year end. All options listed below were awarded under the Glori Oil Limited Amended and Restated 2006 Stock Option and Grant Plan. In connection with the closing of the Business Combination, we adopted and amended the 2006 Plan. We amended the 2006 Plan such that there will be no new awards made thereunder. No awards have been issued under the 2006 Plan other than options to purchase our Common Stock and restricted stock. None of Messrs. Page, Perez, or Bierhaus has stock awards outstanding as of December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End December 31, 2013

	Option Awards
	Number of Shares Underlying Unexercised Options
	Exercisable (1)		Unexercisable (1)	Option Exercise Price (1)	Option Expiration Date
Stuart Page	99,944	(2)	—	$1.18	03/01/2017
	352,661	(3)	—	$0.226	10/15/2019
	229,273	(4)	—	$0.226	10/15/2020
	17,991	(5)	—	$1.16	12/26/2021
	113,258	(6)	—	$1.16	6/4/2003
	59,935	(7)	—	$1.16	12/16/2023
William M. Bierhaus II	109,273	(8)	7,290	$0.226	4/1/2020
	6,596	(5)	—	$1.16	12/26/2021
	12,368	(6)	—	$1.16	6/4/2013
Victor M. Perez	82,933	(9)	54,998	$1.16	12/26/2021
	2,475	(5)	—	$1.16	12/16/2021
	48,261	(6)	—	$1.16	6/4/2023
	31,801	(7)	—	$1.16	12/16/2023

(1)	As a result of the Business Combination, consummated on April 14, 2014, the issued and outstanding stock options were assumed by us and substituted as stock options to purchase our Common Stock, at a conversion ratio of 2.9 pre merged entity stock options to 1 post merged entity stock option. The exercise price of these stock options also increased by the same factor of 2.9. The numbers and dollar figures shown in this table are as of December 31, 2013 but show converted amounts. Generally, these shares are subject to certain lock-up restrictions until one year after the Business Combination.
(2)	The date of award was March 27, 2007. These options vested 27,762, as converted, on the last day of each of the first 35 calendar months and 27,767, as converted, on the last day of the 36th calendar month.
(3)	The date of award was October 15, 2009. These options vest over a three year period with 1/36th of the shares vesting on the last day of each of the 36 calendar months after the grant date.
(4)	The date of award was October 15, 2010. These options vest over a three year period with 1/36th of the shares vesting on the last day of each of the 36 calendar months after the grant date.
(5)	The date of the award was December 26, 2011. The options vested immediately upon grant.
(6)	The date of the award was June 4, 2013. The options vested immediately upon grant.
(7)	The date of the award was December 16, 2013. The options vested immediately upon grant.
(8)	The date of the award was April 1, 2010. 25% of the options vested one year from the award date with the remainder vesting ratably at month end for 36 months.
(9)	The date of the award was December 26, 2011. The options vested 25% on August 22, 2012, with the remainder vesting ratably at month end for 36 months.

24

Director Compensation

Prior to the Business Combination, GETI did not pay its directors that held management positions or with affiliation to owners over 10% any compensation for services on its board of directors. GETI compensated only its two independent directors in 2013, and since 2011, for services they performed. In 2011, GETI granted Mr. Clarke and Mr. Puckett a one-time option award to acquire 156,000 shares (subsequently reduced to 115,000 shares) of GETI common stock upon joining the GETI board of directors. In 2012, GETI granted Mr. Clarke an additional award to acquire 63,000 shares of GETI common stock upon accepting the role of Chairman of the Board of Directors. In 2013, GETI granted Mr. Clarke an additional option award to acquire 62,000 shares of GETI common stock. All directors were entitled to reimbursement for reasonable travel and other business expenses incurred in connection with attending meetings of the board of directors or committees of the board of directors.

The following table sets forth certain information regarding the compensation earned by, or awarded to, each director who is not also a named executive officer, who served as a member of our (or GETI’s) Board of Directors during the year ended December 31, 2013. As of the Business Combination on April 14, 2014, we changed the date of our fiscal year from March 31 to December 31 to correspond with the fiscal year of GETI. As each of the directors listed below was compensated during the 2013 fiscal year by GETI, these tables treat December 31 as the fiscal year end. Directors who were GETI employees were not compensated for their service as directors.

Director Compensation for the Year Ended December 31, 2013

Name	Fees Earned or Paid in Cash	Stock Awards	Option Award(s)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)(1)	($)(2)(3)		($)	($)	($)	($)

John Clarke	$65,000	—	$13,082	(4)	—	—	$—	$78,082

Mark Puckett	$50,000	—	—		—	—	—	$50,000

(1)	At fiscal year-end, December 31, 2013, neither Mr. Clarke nor Mr. Puckett held any outstanding, unvested, stock awards.
(2)	At fiscal year-end, December 31, 2013, Mr. Clarke held 82,758 outstanding option awards, and Mr. Puckett held 39,655 outstanding option awards.
(3)	As a result of the Business Combination, consummated on April 14, 2014, the issued and outstanding stock options were assumed by us and substituted as stock options to purchase our Common Stock, at a conversion ratio of 2.9 pre merged entity stock options to 1 post merged entity stock option. The exercise price of the GETI stock options also increased by the same factor of 2.9. The option award number is the value of 62,000 unconverted common option, which were converted to 21,379 shares, at an original unconverted exercise price of $0.40 per share, which was converted to $1.16 per share.
(4)	Amounts in this column represent the aggregate grant date fair value of option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, or FASB ASC Topic 718. The assumptions we used in valuing options are described in Note 9 “Stock Based Compensation” to GETI’s consolidated financial statements for the year ended December 31, 2013 attached as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on April 18, 2014, as amended on May 15, 2014.

Communications with the Board of Directors

Any stockholder or other interested party wishing to send written communications to any one or more members of the Company’s Board of Directors may do so by sending them to the Lynn Marie Thompson, Corporate Secretary, c/o Glori Energy Inc., 4315 South Drive, Houston, Texas 77053. All such communications will be forwarded to the intended recipient(s).

25

Proposals for First Annual Meeting; Other Matters

We have yet to schedule the date of our 2015 annual meeting of stockholders, which will represent our first annual meeting as a public company after the Business Combination. If a stockholder wishes to present a proposal for consideration for inclusion in the proxy materials for the 2015 annual meeting of stockholders, the proposal should be sent by certified mail, return receipt requested, or by other means with a traceable delivery date, and must be received at the executive offices of Glori Energy Inc., 315 South Drive, Houston, Texas 77053, Attention: Lynn Marie Thompson, Secretary, a reasonable time before we begin to print and mail proxy materials for such meeting. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a stockholder notifies us of his or her intent to present a proposal for consideration at the 2015 annual meeting of stockholders less than a reasonable time before we mail proxy materials for such meeting, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials.

Please be aware that our bylaws provide certain requirements for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders, or other proposals. To be timely, a stockholder’s notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting.

However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of last year’s annual meeting, notice by the stockholder must be delivered (according to the terms of the bylaws) not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In any case, for purposes of determining whether a stockholder’s notice shall have been received in a timely manner for the first annual meeting of stockholders to be held after the adoption of the Company’s bylaws, to be timely, a stockholder’s notice must have been received not later than the close of business on the 10th day following the day on which public announcement of the date of that meeting is first made by the Company. In no event will the public announcement of an adjournment or postponement of the annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The Company’s bylaws contain other information and requirements for the proper submission of stockholder proposals, such as what the notice must set forth and other required information. Accordingly, this disclosure is qualified in its entirety by the content of the Company’s bylaws and applicable Delaware state and federal law. A copy of our bylaws may be obtained from Lynn Marie Thompson, Secretary, by written request to our principal address.

The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, the directors, officers or employees of the Company may solicit the return of proxies by telephone, electronically or in person.

26

APPENDIX A

GLORI ENERGY INC.

2014 LONG TERM INCENTIVE PLAN

A-i

(continued)

A-ii

(continued)

A-iii

(continued)

Page

8.8	Increases Prohibited	A-22
8.9	Stockholder Approval	A-22
8.10	Dividends	A-22

Article IX	SUBSTITUTION AWARDS	A-22

Article X	ADMINISTRATION	A-23

10.1	Awards	A-23
10.2	Authority of the Committee	A-23
10.3	Decisions Binding	A-23
10.4	No Liability	A-24

Article XI	AMENDMENT OR TERMINATION OF PLAN	A-24

11.1	Amendment, Modification, Suspension, and Termination	A-24
11.2	Awards Previously Granted	A-24

Article XII	ACCELERATION OF VESTING FOR CERTAIN AWARDS UPON A Change OF Control	A-24

Article XIII	MISCELLANEOUS	A-25

13.1	Unfunded Plan/No Establishment of a Trust Fund	A-24
13.2	No Employment Obligation	A-25
13.3	Tax Withholding	A-25
13.4	Indemnification of the Committee	A-26
13.5	Gender and Number	A-26
13.6	Severability	A-27
13.7	Headings	A-27
13.8	Other Compensation Plans	A-27
13.9	Retirement and Welfare Plans	A-27
13.10	Other Awards	A-27
13.11	Successors	A-27
13.12	Law Limitations/Governmental Approvals	A-27
13.13	Delivery of Title	A-27
13.14	Inability to Obtain Authority	A-27
13.15	Investment Representations	A-28
13.16	Persons Residing Outside of the United States	A-28
13.17	No Fractional Shares	A-28
13.18	Validity of Awards	A-28
13.19	Interpretation	A-28
13.20	Governing Law; Venue	A-28

A-iv

GLORI eNERGY iNC.
2014 LONG TERM INCENTIVE PLAN

Article I

ESTABLISHMENT, PURPOSE AND DURATION

1.1           Establishment. The Company hereby establishes an incentive compensation plan, to be known as the “Glori Energy Inc. 2014 Long Term Incentive Plan”, as set forth in this document. The Plan permits the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit Awards, Performance Stock Awards and Performance Unit Awards. The Plan shall become effective on the later of (a) the date the Plan is approved by the Board and (b) the date the Plan is approved by the stockholders of the Company (the “Effective Date”).

1.2           Purpose of the Plan. The Plan is intended to promote the long-term growth and profitability of the Company by providing certain directors, officers, and Employees of, the Company and its Affiliates with incentives to maximize stockholder value and to otherwise contribute to the success of the Company, thereby aligning the interests of such service providers with the interests of the Company’s stockholders.

1.3           Duration of the Plan. The Plan shall continue indefinitely until it is terminated pursuant to Section 11.1. No Incentive Stock Options may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

Article II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1           “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2           “Assets” means assets of any kind owned by the Company, including but not limited to securities of the Company’s direct and indirect subsidiaries and Affiliates.

A-1

2.3           “Award” means an Option, Stock Appreciation Right, Restricted Stock Award Restricted Stock Unit Award, Performance Stock Award or Performance Unit Award, in each case subject to the terms and provisions of the Plan.

2.4           “Award Agreement” means a written agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.5           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to the term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6           “Board” means the Board of Directors of the Company.

2.7           “Change of Control” means the occurrence of one of the following events:

(a)          the individuals who are Incumbent Directors cease for any reason to constitute a majority of the members of the Board;

(b)          the consummation of a Merger of the Company with another Entity, unless the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger;

(c)          any Person, other than a Specified Owner, becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities;

(d)          a sale, transfer, lease or other disposition of all or substantially all of the Company’s Assets is consummated (an “Asset Sale”), unless:

(1)         the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company immediately prior to such Asset Sale own, directly or indirectly, 50 percent or more of the combined voting power of the Voting Securities of the Entity that acquires such Assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of the Company’s Voting Securities immediately prior to such Asset Sale; or

(2)         the individuals who comprise the Board immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the Entity that acquired such Assets in such Asset Sale or its parent (or a majority plus one member where such board or other governing body is comprised of an odd number of directors); or

(e)          The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

A-2

Notwithstanding the foregoing, with respect to Restricted Stock Unit Awards, Performance Stock Unit Awards and any Award that is intended to comply with (rather than be merely exempt from) the requirements of Section 409A), an event listed above in this Section 2.6 shall not constitute a “Change of Control” unless the event is a “change in control event” within the meaning of Department of Treasury Regulation § 1.409A-3(i)(5).

2.8           “Code” means the United States Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations issued by the Department of Treasury or the Internal Revenue Service under such section.

2.9           “Committee” means (a) in the case of an Award granted to a Director, the Board, (b) in the case of an Award granted to a Covered Employee that is intended to qualify as performance based compensation under Section 162(m), the Compensation Committee, and (c) in the case of any other Award granted under the Plan, subject to the last sentence hereof, the Compensation Committee.

2.10         “Company” means Glori Energy Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

2.11         “Compensation Committee” means the Compensation Committee of the Board.

2.12         “Consultant” means any person who is not an Employee or a Director and who is providing advisory or consulting services to the Company or an Affiliate.

2.13         “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

2.14         “Covered Employee” means an Employee who is a “covered employee,” as defined in Section 162(m).

2.15         “ Director” means a means a director of the Company who is not an Employee.

2.16         “Disability” means as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

A-3

2.17         “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.18         “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

2.19         “Employee” means a person employed by the Company or any Affiliate as a common law employee.

2.20         “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

2.21         “Exchange Act” means the Securities Exchange Act of 1934, or any successor act, and the rules and regulations thereunder, as such laws, rules and regulations may be amended from time to time.

2.22         “Fair Market Value” of the Stock as of any particular date means, (a) the closing price of the Stock on that date on the principal securities exchange on which the Stock is listed, or (b) if the stock is not listed on a national stock exchange, the average of the high and low bid quotations for the Stock on that date as reported by the NASDAQ National Market System, or (c) if the Stock is not so listed or reported, or if, in the discretion of the Committee, another means of determining the fair market value of a Share at such date shall be necessary or advisable, the Committee may provide for another method or means for determining such fair market value, which method or means shall comply with the requirements of a reasonable valuation method as described under Section 409A.

2.23         “Fiscal Year” means the Company’s fiscal year.

2.24         “Full Value Award” means an Award other than in the form of an Incentive Stock Option, Nonqualified Stock Option, or Stock Appreciation Right, and which is settled by the issuance of Shares.

2.25         “Holder” means the holder of an Award.

2.26         “Immediate Family” means, with respect to a Participant, the Participant’s spouse, children or grandchildren (including adopted children, stepchildren and grandchildren).

2.27         “Incumbent Director” means:

(a)          a member of the Board on the Effective Date; or

(b)          an individual:

A-4

(1)         who becomes a member of the Board after the Effective Date;

(2)         whose appointment or election by the Board or nomination for election by the Company’s stockholders is approved or recommended by a vote of at least two-thirds of the then serving Incumbent Directors (as defined herein); and

(3)         whose initial assumption of service on the Board is not in connection with an actual or threatened election contest.

2.28         “Incentive Stock Option” means an Option that is intended to be an “incentive stock option” that satisfies the requirements of section 422 of the Code.

2.29         “Mature Shares” means shares of Stock that have been held by the Holder, and with respect to which any applicable forfeiture restrictions have lapsed, in each case, for at least six months.

2.30         “Merger” means a merger, consolidation or similar transaction.

2.31         “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, local and foreign taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.32         “Nonqualified Stock Option” or “NSO means an Option that is intended to be a “nonqualified stock option” that does not satisfy the requirements of section 422 of the Code.

2.33         “Option” means an Award (other than a SAR) granted under Article V (whether an ISO or a NSO).

2.34         “Option Agreement” means a written agreement that sets forth the terms and conditions applicable to an Option granted under the Plan.

2.35         “Option Price” has the meaning ascribed to that term in Section 5.4.

2.36         “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.37         “Participant” means an Employee, Consultant or Director who has been granted an Award.

2.38         “Performance Award” means an Award granted under Article VIII.

A-5

2.39         “Performance-Based Compensation” means compensation under an Award that is intended by the Compensation Committee to satisfy the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.40         “Performance Goals” means one or more of the performance goals established with respect to a Performance Award that is based on one of more of the criteria described in Section 8.2.

2.41         “Performance Stock Award” means an Award providing for an issuance of Stock that is designated as a performance stock award granted pursuant to Article VIII.

2.42         “Performance Unit Award” means an Award designated as a performance unit award granted pursuant to Article VIII.

2.43         “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VI.

2.44         “Person” means any individual, partnership, corporation, limited liability company, trust, incorporated or unincorporated organization or association or other legal entity of any kind, or any “group” as contemplated by Section 13(d)(3) of the Exchange Act.

2.45         “Plan” means the Glori Energy Inc. 2014 Long Term Incentive Plan, as set forth in this document as it may be amended from time to time.

2.46         “Plan Share Limit” shall have the meaning assigned to such term in Section 4.2.

2.47         “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VI.

2.48         “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.49         “Restricted Stock Unit Award” means a restricted stock unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VII.

2.50         “Restricted Stock Unit Award” means an Award granted pursuant to Article VII.

2.51         “Rule 16b-3” means SEC Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

2.52         “SAR Agreement” means a written agreement that sets forth the terms and conditions applicable to a SAR granted under the Plan.

A-6

2.53         “Section 162(m) ” means section 162(m) of the Code and other guidance issued by the Internal Revenue Service and the Department of Treasury under section 162(m) of the Code.

2.54         “Section 409A” means section 409A of the Code and other guidance issued by the Internal Revenue Service and the Department of Treasury under section 409A of the Code.

2.55         “Share” means a share of Stock.

2.56         “Specified Owner” means any of the following:

(a)          the Company;

(a)          an Affiliate of the Company;

(b)          an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company;

(c)          a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of the acquisition of securities directly from the Company and/or its Affiliates; or

(d)          a Person that becomes a Beneficial Owner of the Company’s outstanding Voting Securities representing 30 percent or more of the combined voting power of the Company’s then outstanding Voting Securities as a result of a Merger if the individuals and Entities who were the Beneficial Owners of the Voting Securities of the Company outstanding immediately prior to such Merger own, directly or indirectly, at least 50 percent of the combined voting power of the Voting Securities of any of the Company, the surviving Entity or the parent of the surviving Entity outstanding immediately after such Merger in substantially the same proportions as their ownership of the Voting Securities of the Company outstanding immediately prior to such Merger

2.57         “Stock” means the common stock of the Company, $0.0001 par value per share (or such other par value as may be designated by act of the Company’s stockholders), or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 4.5.

2.58         “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Article V.

2.59         “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

A-7

2.60         “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.61         “Ten Percent Stockholder” means an individual who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

2.62         “Termination of Employment” means, in the case of an Award other than an Incentive Stock Option, the termination of the Award recipient’s employment relationship with the Company and all Affiliates. “Termination of Employment” means, in the case of an Incentive Stock Option, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

2.63         “Voting Securities” means securities entitled to vote for the directors of the applicable Entity.

Article III

ELIGIBILITY and participation

3.1           Eligibility. Except as otherwise specified in this Section 3.1, the persons who are eligible to receive Awards under the Plan, other than Incentive Stock Options, are people who are Directors and Consultants, or who are, or expected to become, within three months after the dates of grant of Awards, Employees. Only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

3.2           Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1           Authority to Grant Awards. The Committee may grant Awards to those key Employees and other eligible persons as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Shares or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. On an annual basis, the Compensation Committee also may delegate to the Chief Executive Officer of the Company the ability to grant Awards (other than Awards pursuant to Article VIII) to eligible persons who are neither (1) Directors or officers of the Company or any Affiliate nor (2) subject to the provisions of Section 16 of the Exchange Act.

A-8

4.2           Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.5, the aggregate number of Shares that may be issued under the Plan shall be 2,000,000 Shares (“Plan Share Limit”). The Shares that are available for issuance under the Plan may be issued in any form of Award authorized under the Plan. Any Shares that are the subject of Awards under the Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Shares shall again immediately become available to be issued pursuant to Awards granted under the Plan. If Shares are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares shall be treated as Shares that have been issued under the Plan, and the number of any such Shares shall not again be available for issuance under the Plan. If Shares are tendered in payment of an exercise price of an Option or the exercise price of a SAR, any such Shares shall not be available for issuance under the Plan.

The following rules shall apply to grants of Awards under the Plan:

(a)          Incentive Stock Options. The aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 1,000,000 Shares.

(b)          Options. The maximum aggregate number of Shares that may be subject to an Option granted in any one calendar year to any one employee shall be 1,000,000 Shares determined as of the date of grant.

(c)          SARs. The maximum aggregate number of Shares that may be granted pursuant to a SAR granted in any one calendar year to any one employee shall be 1,000,000 Shares, determined as of the date of grant.

(d)          Performance Awards. The maximum aggregate grant with respect to Performance Awards made in any one calendar year to any one employee that are payable in Shares shall be 1,000,000 Shares, determined as of the date of grant. The maximum aggregate amount awarded or credited with respect to Performance Awards to any one employee in any one calendar year that are payable in cash shall not exceed $5,000,000 in value, determined as of the date of grant. The limitations set forth in this clause (iv) shall be applied in a manner that is consistent with the provisions of Section 162(m).

(e)          Manner in Which Full Value Awards and Awards Other Than Full Value Awards Count Against the Plan Share Limit. Shares that are issued under a Full Value Award shall be counted against the Plan Share Limit as one Share for every one Share so issued. Shares that are issued under any form of Award other than a Full Value Award shall be counted against the Plan Share Limit as one Share for every one Share so issued. To the extent that a Full Value Award is forfeited, lapses, expires, or is settled in cash in lieu of Shares, one (1.00) multiplied by the number of Shares that were subject to such portion of the Full Value Award shall again become available for issuance under the Plan. To the extent that an Award other than a Full Value Award is forfeited, lapses, expires, or is settled in cash in lieu of Shares, one (1.00) multiplied by the number of Shares that were subject to such portion of the Award shall again become available for issuance under the Plan.

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(f)          Adjustments. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

4.3           Non-Transferability. Except as specified in the applicable Award Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.3 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee's heirs or estate. To the extent permitted under a Participant’s Option Agreement, a NSO, in the discretion of the Committee, a Participant may transfer a NSO to a member of the Participant’s Immediate Family, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant’s Immediately Family.

4.4           Requirements of Law. The Company shall not be required to sell or issue any Shares under any Award if issuing those Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Shares issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of Shares pursuant thereto, to comply with any law or regulation of any governmental authority.

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4.5           Changes in the Company’s Capital Structure.

(a)          The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b)          If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted (subject to the restriction in Sections 5.12 and 11.1 prohibiting repricing without stockholder approval) in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of each class or series of Stock as the result of the event requiring the adjustment.

(c)          If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in Article XII, an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger or conversion), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger or conversion in which Holders of the Company’s ordinary shares will receive the percentage of shares of the successor corporation, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same percentage of ordinary shares of the successor as the Award was exercisable for Shares):

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(1)         accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2)         require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per Share equal to the excess, if any, of the per Share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such Shares;

(3)         with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4)         provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of Shares then covered by such Award; or

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(5)         make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d)          In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, conversion, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of Shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e)          After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the Shares were adjusted under the terms of the agreement of merger or consolidation.

(f)          The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of Shares then subject to outstanding Options or other Awards.

4.6           Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written notice to the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

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4.7           Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment or severance of affiliation relationship with the Company and all Affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an Affiliate which conduct damaged the Company or an Affiliate, (b) disclosed trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual’s affiliation with the Company and all Affiliates.

4.8           Forfeiture Events. Without limiting the applicability of Section 4.7 or Section 4.9, the Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.9           Recoupment in Restatement Situations. Without limiting the applicability of Section 4.7 or Section 4.8, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission Committee under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

4.10         Award Agreements. Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change of Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

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4.11         Amendments of Award Agreements. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent.

4.12         Rights as Stockholder. A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a Restricted Stock Unit Award, or a Performance Unit, in each case, payable in Stock, until the date, if any, such Stock is issued by the Company, and, except as otherwise provided in Section 4.5, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.13         Issuance of Shares of Stock. Shares, when issued, may be represented by a certificate or by book or electronic entry.

4.14         Restrictions on Stock Received. The Committee may impose such conditions and/or restrictions on any Shares issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the Shares for a specified period of time.

4.15         Compliance With Section 409A. Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. The Plan and each Award Agreement under the Plan that is intended to comply the requirements of Section 409A shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.

4.16         Source of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

4.17         Date of Grant. The date on which an Option is granted shall be the date the Company completes the corporate action constituting an offer of stock for sale to a Holder under the terms and conditions of the Option; provided that such corporate action shall not be considered complete until the date on which the maximum number of Shares that can be purchased under the Option and the minimum exercise price are fixed or determinable. If the corporate action contemplates an immediate offer of Stock for sale to a class of individuals, then the date of the granting of an Option is the time or date of that corporate action, if the offer is to be made immediately. If the corporate action contemplates a particular date on which the offer is to be made, then the date of grant is the contemplated date of the offer.

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Article V

OPTIONS and stock appreciation rights

5.1           Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options and Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2           Type of Options Available. Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options.

5.3           Option Agreement. Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, (b) the Option Price, (c) the duration of the Option, (d) the number of Shares to which the Option pertains, (e) the exercise restrictions applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an Incentive Stock Option in the applicable Award Agreement for such Option, to the extent the limitations of Section 5.9 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as an NSO. An Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4           Option Price. The price at which Shares may be purchased under an Option (the “Option Price”) shall not be less than 100 percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Exercise Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the Shares on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5           Duration of Option. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten years) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company. Unless the applicable Award Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

5.6           Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

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5.7           Exercise of Option.

(a)          General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of Shares with respect to which the Option is to be exercised and (3) the address to which any certificate representing such Shares should be mailed or delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (c) any other form of payment which is acceptable to the Committee.

(b)          Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

5.8           Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

5.9           $100,000 Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under the Plan and Stock subject to Incentive Stock Options under all other plans of the Company, such Options shall be treated as NSOs. For this purpose, the “Fair Market Value” of the Stock subject to Options shall be determined as of the date(s) the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

5.10         Duration of SAR. A SAR shall not be exercisable after the earlier of (i) the general term of the SAR specified in the applicable SAR Agreement (which shall not exceed ten years) or (ii) the period of time specified in the applicable SAR Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company.

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5.11         SAR Agreement. Each SAR shall be evidenced by a SAR Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. The terms and conditions of the respective SAR Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding SAR Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including an amendment that accelerates the time at which the SAR, or a portion thereof, may be exercisable). Unless otherwise set forth in a SAR Agreement, upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the value of a Share on the date of exercise over the grant price by (ii) the number of Shares with respect to which the SAR is exercised. The per Share grant price for a SAR shall be established on the date of grant of the SAR and shall not be less than the Fair Market Value of a Share on the date of grant. At the discretion of the Committee, the payment made to a Holder upon the exercise of a SAR may be in cash, in Shares or in any combination thereof. The Committee’s determination regarding the form of payment may be set out in the applicable SAR Agreement pertaining to the grant of the SAR.

5.12         Restrictions on Repricing of Stock Options or Stock Appreciation Rights. Except as provided in Section 4.5, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement to lower the Option Price or amend any outstanding SAR Agreement to lower the SAR grant price (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower exercise price) or to lower the SAR grant price (or cancel and replace any outstanding SAR with SAR Agreements having a lower SAR grant price). Further, the Committee may not lower an exercise price of an Option (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower exercise price) or lower the SAR grant price (or cancel and replace any outstanding SAR with SAR Agreements having a lower SAR grant price) to the extent that doing so would subject the Holder to additional taxes under Section 409A.

Article VI

RESTRICTED Stock AWARDS

6.1           Restricted Stock Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

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6.2           Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

6.3           Holder’s Rights as Stockholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment as may be required by the Company, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

Article VII

RESTRICTED STOCK UNIT AWARDS

7.1           Authority to Grant Restricted Stock Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Restricted Stock Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Restricted Stock Units credited under the Plan for the benefit of a Holder.

7.2           Restricted Stock Unit Award. A Restricted Stock Unit Award shall be similar in nature to a Restricted Stock Award except that no Shares are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share.

7.3           Restricted Stock Unit Award Agreement. Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

7.4           Form of Payment Under Restricted Stock Unit Award. Payment under a Restricted Stock Unit Award shall be made in either cash or Shares as specified in the applicable Award Agreement.

7.5           Time of Payment Under Restricted Stock Unit Award” A Holder’s payment under a Restricted Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Restricted Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

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Article VIII

PERFORMANCE STOCK AWARDS AND
PERFORMANCE UNIT Awards

8.1           Authority to Grant Performance Stock Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock Award and Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Stock Award or Performance Unit Award shall not be less than one year. If the Compensation Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Stock Awards or Performance Unit Awards, the Compensation Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Compensation Committee may also cause the certificate for Shares issued pursuant to a Performance Stock Award or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

8.2           Performance Goals and Performance Criteria. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), earnings or adjusted earnings before or after interest, taxes, depletion, depreciation or amortization, net income (before or after taxes), stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, return on investment, return on sales, operating or profit margins, shareholder value, net cash flow, operating income, earnings before or after interest, taxes, depreciation, depletion and amortization, cash flow, cash flow from operations, cost reductions or cost savings, cost ratios (per employee or per customer), expense control, sales, proceeds from dispositions, project completion time, budget goals, net cash flow before financing activities, customer growth, total capitalization, debt to total capitalization ratio, credit quality or debt ratings, dividend payout, dividend growth, reserve additions or revisions, production volumes or safety results. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Performance Goals will be determined by including or excluding items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall, or other applicable accounting rules, or consistent with Company accounting policies and practices in effect on the date the Performance Goal is established. In interpreting Plan provisions applicable to Performance Goals and Performance Stock Awards or Performance Unit Awards, it is intended that the Plan will conform with the standards of Section 162(m) and Department of Treasury Regulations § 1.162-27(e)(2), and the Compensation Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Compensation Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Compensation Committee.

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8.3           Time of Establishment of Performance Goals. With respect to a Covered Employee, a Performance Goal for a particular Performance Stock Award or Performance Unit Award must be established by the Compensation Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

8.4           Written Agreement. Each Performance Stock Award and Performance Unit Award shall be evidenced by a Performance Stock Award Agreement or Performance Unit Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Compensation Committee may specify.

8.5           Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash and/or Shares as specified in the Holder’s Award Agreement.

8.6           Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A.

8.7           Holder’s Rights as Stockholder With Respect to a Performance Stock Award. Subject to the terms and conditions of the Plan and the applicable Award Agreements, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the Shares issued to the Holder pursuant to the Award during any period in which such issued Shares are subject to forfeiture and restrictions on transfer, including the right to vote such Shares.

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8.8           Increases Prohibited. None of the Compensation Committee, the Board or the Company may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award. The Compensation Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Compensation Committee may not waive the achievement of the applicable Performance Goals, except in the case of a change in ownership or control of the Company (as defined for purposes of Section 162(m)) or the death or Disability of the Participant. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of Shares subject to, or the amount payable under, the Performance Stock Award or Performance Unit Award shall be reduced to the extent required under Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

8.9           Stockholder Approval. No payments of Stock or cash will be made to a Covered Employee pursuant to this Article VIII unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

8.10         Dividends. In the case of a Performance Share Award, if the Holder shall become entitled to the payment of dividends paid in Shares or rights to acquire Shares with respect to the Performance Shares, such dividends shall be added to and become a part of the Performance Share Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions as apply to the Performance Shares.

Article IX

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees and directors of other entities who are about to become Employees or affiliated with the Company or any of its Affiliates, or whose employer or corporation with respect to which it provides services is about to become an Affiliate as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock of another corporation as the result of which such other corporation will become a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted. The repricing prohibitions of Sections 5.12 and 11.1 shall apply to substitution awards granted pursuant to this Article IX.

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Article X

ADMINISTRATION

10.1         Awards. The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

10.2         Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including the following rights, powers and authorities to (a) determine the persons to whom and the time or times at which Awards will be made; (b) determine the number of Shares covered in each Award (subject to the terms and provisions of the Plan, including the provisions of Sections 5.12 and 11.1 which prohibit repricing without stockholder approval); (c) determine the Option Prices of Options, (d) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; (d) accelerate the time at which any outstanding Award will vest; (e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and (f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan's objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 10.2. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

10.3         Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Holders and the estates and beneficiaries of Holders.

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10.4         No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

Article XI

AMENDMENT OR TERMINATION OF PLAN

11.1         Amendment, Modification, Suspension, and Termination. Subject to Section 11.2, the Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan, provided, however, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules. Further, without the prior approval of the Company’s stockholders, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or lower the SAR grant price of an outstanding SAR. Accordingly, except in connection with a corporate transaction involving the Company (including any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) the terms of outstanding Awards may not be amended to reduce the Option Prices of outstanding Options or to cancel Options in exchange for cash, other Awards or Options with an Option Prices that are less than the Option Prices of the original Options without stockholder approval.

11.2         Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

Article XII

ACCELERATION OF VESTING FOR CERTAIN AWARDS
UPON A Change OF Control

Notwithstanding any provision of the Plan to the contrary, except to the extent expressly provided otherwise in an Award Agreement, in the event of an occurrence of a Change of Control all then outstanding Options and Restricted Stock Awards granted under the Plan shall become fully vested, and exercisable and all substantial risk of forfeiture restrictions applicable thereto shall lapse. The effect, if any, of a Change of Control upon any other Award granted under the Plan shall be determined in accordance with the terms of the applicable Award Agreement issued by the Committee that are applicable to the Award.

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Article XIII

MISCELLANEOUS

13.1         Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

13.2         No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or provision of services to the Company at any time or for any reason not prohibited by law.

13.3         Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, the Company may reduce the number of Shares issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by delivering to the Holder a reduced number of Shares in the manner specified herein. In the discretion of the Committee, at the time of vesting of shares under the Award, the Company may (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such Shares vested under the Award are made available for delivery, (b) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld Shares, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole Shares to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld Shares does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold Shares with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 13.3. The withheld Shares not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and the Holder’s right, title and interest in such Shares shall terminate. The Committee may, in its discretion, allow a Holder to use Mature Shares to satisfy the Company’s or Affiliate’s tax withholding obligations with respect to an Award. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

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13.4         Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise. Notwithstanding any other provision of this Agreement, to the extent that any payment made pursuant to this Section 13.4 is not exempt from Section 409A of the Code pursuant to the application of Department of Treasury Regulation § 1.409A-1(b)(10) or other applicable exemption (a “409A Payment”) the following provisions of this Section 13.4 shall apply with respect to such 409A Payment. The Company shall make a 409A Payment due under this Section 13.4 by the last day of the taxable year of the Committee member following the taxable year in which the applicable legal fees and expenses were incurred. The legal fees or expenses that are subject to reimbursement pursuant to this Section 13.4 shall not be limited as a result of when the fees or expenses are incurred. The amounts of legal fees or expenses that are eligible for reimbursement pursuant to this Section 13.4 during a given taxable year of the Committee member shall not affect the amount of expenses eligible for reimbursement in any other taxable year. The right to reimbursement pursuant to this Section 13.4 is not subject to liquidation or exchange for another benefit.

13.5         Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

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13.6         Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.7         Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

13.8         Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

13.9         Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any person under the Company’s or any Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.

13.10         Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

13.11         Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or other transaction.

13.12         Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.13         Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

13.14         Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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13.15         Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

13.16         Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Affiliates shall be covered by the Plan; (b) determine which persons employed outside the United States are eligible to participate in the Plan; (c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 13.16 by the Committee shall be attached to the Plan document as Appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

13.17         No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

13.18         Validity of Awards. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of Section 162(m) must satisfy the requirements of “outside director” status within the meaning of Section 162(m); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

13.19         Interpretation. The term “including” means “including without limitation.” The term “or” means “and/or” unless clearly indicated otherwise. The term “vest” includes the lapse of restrictions on Awards, including Forfeiture Restrictions. Reference herein to a “Section” shall be to a section of the Plan unless indicated otherwise.

13.20         Governing Law; Venue. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Texas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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APPENDIX B

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

 Vote by Internet or Telephone - Q U I C K   êêê E A S Y

IMMEDI ATE - 24 Hours a Day, 7 Days a Week or by Mail

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Central Time, on December 4, 2014.

INTERNET/MOBILE –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

					FOR	AGAINST	ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”				3. Approval of an adjournment of the special meeting of stockholders, if nec-	☐	☐	☐
1. Approval of adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐	essary or appropriate in the discretion of the chairman of the special meeting, to solicit additional proxies if there are not suff icient votes to approve adoption of the Glori Energy Inc. 2014 Long Term Incentive Plan or the material terms of the performance criteria awards under the Glori Energy Inc. 2014 Long Term Incentive Plan.
2. Approval of the material ter ms of the perfor mance criteria awards under the Glori Energy Inc. 2014 Long Ter m Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature___________________________Signature, if held jointly_____________________Date______________, 2014.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held December 5, 2014

The proxy statement is available at http://www.cstproxy.com/glorienergy/sm2014

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GLORI ENERGY INC.

The undersigned appoints Stuart M. Page and Victor M. Perez and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Glori Energy Inc. held of record by the un- dersigned at the close of business on October 21, 2014 at the Special Meeting of Stockholders of Glori Energy Inc., to be held on December 5, 2014, at 9 A.M. Central Time at the Courtyard Marriott located at 11200 Broadway St., Suite 2000, Pearland, Texas 77584, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(continued and to be marked, dated and signed, on the other side)